Exhibit 10.18

[Cedars Sinai I (8631 West Third St., East Tower)
Cedars Sinai II (8635 West Third St., West Tower)
Los Angeles, CA]

PURCHASE AND SALE AGREEMENT

by and between

CEDARS LA LLC,

as Seller,

and

SENIOR HOUSING PROPERTIES TRUST,

as Purchaser

November 12, 2010

7.1	Status and Authority of the Purchaser	10
7.2	Action of the Purchaser	10
7.3	No Violations of Agreements	11
7.4	Litigation	11
SECTION 8.	COVENANTS OF THE SELLER	11
8.1	Approval of Agreements	11
8.2	Operation of Property	12
8.3	Compliance with Laws, Etc.	12
8.4	Compliance with Agreements	12
8.5	Notice of Material Changes or Untrue Representations	12
8.6	Insurance	12
8.7	Approval of 2011 Capital Expenditure Budget	12
SECTION 9.	APPORTIONMENTS	12
9.1	Real Property Apportionments	12
9.2	Closing Costs	15
SECTION 10.	DAMAGE TO OR CONDEMNATION OF PROPERTY	16
10.1	Casualty	16
10.2	Condemnation	16
10.3	Survival	17
SECTION 11.	DEFAULT	17
11.1	Default by the Seller	17
11.2	Default by the Purchaser	17
SECTION 12.	MISCELLANEOUS	18
12.1	Allocation of Liability	18
12.2	Brokers	18
12.3	Publicity	18
12.4	Notices	18
12.5	Waivers, Etc.	20
12.6	Assignment; Successors and Assigns	20
12.7	Severability	21
12.8	Counterparts Complete Agreement, Etc.	21
12.9	Performance on Business Days	21
12.10	Attorneys’ Fees	21
12.11	Section and Other Headings	22
12.12	Time of Essence	22
12.13	Governing Law	22
12.14	Arbitration	22
12.15	Like Kind Exchange	23
12.16	Recording	23
12.17	Non-liability of Trustees of Purchaser	23
12.18	Waiver and Further Assurances	24
12.19	State Specific Provisions	24

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT is made as of November 12, 2010, by and between CEDARS LA LLC, a Delaware limited liability company (the “Seller”), and SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust (the “Purchaser”).

WITNESSETH:

WHEREAS, the Seller is the owner of the Property (this and other capitalized terms used and not otherwise defined herein shall have the meanings given such terms in Section 1); and

WHEREAS, the Seller wishes to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Property, subject to and upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Seller and the Purchaser hereby agree as follows:

SECTION 1.         DEFINITIONS.

Capitalized terms used in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below:

1.1       “Agreement”  shall mean this Purchase and Sale Agreement, together with any exhibits and schedules attached hereto, as it and they may be amended from time to time as herein provided.

1.2       “Business Day”  shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

1.3       “Closing”  shall have the meaning given such term in Section 2.2.

1.4       “Closing Date”  shall have the meaning given such term in Section 2.2.

1.5       “Existing Survey”  shall mean the existing ALTA survey of the Property.

1.6       “Existing Title Policy”  shall mean, the existing title insurance policy for the Property.

1.7       “Improvements”  shall mean, the Seller’s entire right, title and interest in and to the existing office buildings, fixtures and other structures and improvements situated on, or affixed to, the Land.

1.8       “Land”  shall mean, the Seller’s entire right, title and interest in and to (a) the parcel(s) of land described in Schedule A hereto, together with (b) all easements, rights of way, privileges, licenses and appurtenances which the Seller may own with respect thereto.

1.9       “Leases”  shall mean the leases identified in the Rent Roll and any other leases hereafter entered into in accordance with the terms of this Agreement.

1.10     “Other Property”  shall mean the Seller’s entire right, title and interest in and to (a) all fixtures, machinery, systems, equipment and items of personal property owned by the Seller and attached or appurtenant to, located on and used in connection with the ownership, use, operation or maintenance of the Land or Improvements, if any, and (b) all intangible property owned by the Seller arising from or used in connection with the ownership, use, operation or maintenance of the Land or Improvements, if any.

1.11     “Permitted Exceptions”  shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent; (b) the Leases; (c) the exceptions to title set forth in the Existing Title Policy; (d) all matters shown on the Existing Survey, and (e) such other nonmonetary encumbrances with respect to the Property as may be shown on the Update which are not objected to by the Purchaser (or which are objected to, and subsequently waived, by the Purchaser) in accordance with Section 3.1.

1.12     “Property”  shall mean, collectively, all of the Land, the Improvements and the Other Property.

1.13     “Purchase Price”  shall mean Two hundred Twenty-Six Million Four Hundred Thousand Dollars ($226,400,000).

1.14     “Purchaser”  shall have the meaning given such term in the preambles to this Agreement, together with any permitted successors and assigns.

1.15     “Rent Roll”  shall mean Schedule B to this Agreement.

1.16     “Seller”  shall have the meaning given such term in the preambles to this Agreement, together with any permitted successors and assigns.

1.17     “Title Company”  shall mean Stewart Title Guaranty Company.

1.18     “Update”  shall have the meaning given such term in Section 3.1.

SECTION 2.         PURCHASE AND SALE; CLOSING.

2.1       Purchase and Sale.  In consideration of the payment of the Purchase Price by the Purchaser to the Seller and for other good and valuable consideration, the Seller hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Property for the Purchase Price, subject to and in accordance with the terms and conditions of this Agreement.

2.2       Closing.  The purchase and sale of the Property shall be consummated at a closing (the “Closing”) to be held at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, or at such other location as the Seller and the Purchaser may agree, at 10:00 a.m., local time, on December 31, 2010, as the same may be accelerated or extended by agreement of the parties (the “Closing Date”).

2.3       Purchase Price.

(a)      At Closing, the Purchaser shall pay the Purchase Price to the Seller, subject to adjustment as provided in Article 9.

(b)      The Purchase Price, as adjusted as provided herein, shall be payable by wire transfer of immediately available funds on the Closing Date to an account or accounts to be designated by the Seller.

SECTION 3.         TITLE, DILIGENCE MATERIALS, ETC.

3.1       Title.  Prior to the execution of this Agreement, the Seller has delivered the Existing Title Policy and the Existing Survey to the Purchaser.

Within ten (10) days after the execution hereof, the Purchaser shall order an update to the Existing Title Policy (an “Update”) from the Title Company.  The Purchaser shall deliver to the Seller a copy of the Update promptly upon receipt thereof.  Promptly after receipt of the Update, but, in any event, prior to the Closing Date, the Purchaser shall give the Seller written notice of any title exceptions (other than Permitted Exceptions) set forth on the Update as to which the Purchaser objects.  The Seller shall have the right, but not the obligation, to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects.  If, for any reason, in its sole discretion, the Seller is unable or unwilling to take such actions as may be required to cause such exceptions to be removed from the Update, the Seller shall give the Purchaser notice thereof; it being understood and agreed that the failure of the Seller to give prompt notice of objection shall be deemed an election by the Seller not to remedy such matters.  If the Seller shall be unable or unwilling to remove any title defects to which the Purchaser has so objected, the Purchaser may elect (i) to terminate this Agreement or (ii) to consummate the transactions contemplated hereby, notwithstanding such title defect, without any abatement or reduction in the Purchase Price on account thereof (whereupon such objected to exceptions or matters shall be deemed to be Permitted Exceptions).  The Purchaser shall make any such election by written notice to the Seller given on or prior to the fifth (5th) Business Day after the Seller’s notice of its unwillingness or inability to cure (or deemed election not to cure) such defect and time shall be of the essence with respect to the giving of such notice.  Failure of the Purchaser to give such notice shall be deemed an election by the Purchaser to proceed in accordance with clause (ii) above.

3.2       No Other Diligence.  The Purchaser acknowledges that, except as provided in Section 3.1, (i) the Purchaser has had the opportunity to fully investigate and inspect the physical and environmental condition of the Property, and to review and analyze all title examinations, surveys, environmental assessment reports, building evaluations, financial data and other investigations and materials pertaining to the Property which the Purchaser deems necessary to determine the feasibility of the Property and its decision to acquire the Property, (ii)

the Purchaser shall not be conducting any further title examinations, surveys, environmental assessments, building evaluations, financial analyses or other investigations with respect to the Property, and (iii) the Purchaser shall not have any right to terminate this Agreement as a result of any title examinations, surveys, environmental assessments, building valuations, financial analyses or other investigations with respect to the Property.

SECTION 4.               CONDITIONS TO THE PURCHASER’S OBLIGATION TO CLOSE.

The obligation of the Purchaser to acquire the Property shall be subject to the satisfaction of the following conditions precedent on and as of the Closing Date:

4.1       Closing Documents.  The Seller shall have delivered, or cause to have been delivered, to the Purchaser the following:

(a)      (i) A good and sufficient deed in the form attached as Schedule C hereto, with respect to the Property, in proper statutory form for recording, duly executed and acknowledged by the Seller, conveying title to the Property, free from all liens and encumbrances other than the Permitted Exceptions;

(b)      An assignment by the Seller and an assumption by the Purchaser, in form and substance reasonably satisfactory to the Seller and the Purchaser, duly executed and acknowledged by the Seller and the Purchaser, of all of the Seller’s right, title and interest in, to and under the Leases and all of the Seller’s right, title and interest, if any, in, to and under all transferable licenses, contracts, permits and agreements affecting the Property;

(c)      A bill of sale by the Seller, without warranty of any kind, in form and substance reasonably satisfactory to the Seller and the Purchaser, with respect to any personal property owned by the Seller, situated at the Property and used exclusively by the Seller in connection with the Property (it being understood and agreed that no portion of the Purchase Price is allocated to personal property);

(d)      To the extent the same are in the Seller’s possession, original, fully executed copies of all material documents and agreements, plans and specifications and contracts, licenses and permits pertaining to the Property;

(e)      To the extent the same are in the Seller’s possession, duly executed original copies of the Leases;

(f)       A closing statement showing the Purchase Price, apportionments and fees, and costs and expenses paid in connection with the Closing; and

(g)      Such other conveyance documents, certificates, deeds and other instruments as the Purchaser, the Seller or the Title Company may reasonably require and as are customary in like transactions in sales of property in similar transactions.

4.2       Title Policy.  The Title Company shall be prepared to issue, upon payment of the title premium at its regular rates, a title policy in the amount of the Purchase Price, insuring title to the Property is vested in the Purchaser or its designee or assignee, subject only to the Permitted Exceptions, with such endorsements as shall be reasonably required by the Purchaser.

4.3       Environmental Reliance Letters.  The Purchaser shall have received a reliance letter, authorizing the Purchaser and its designees and assignees to rely on the most recent environmental assessment report prepared for the Property, in form and substance reasonably acceptable to the Purchaser.

4.4       Condition of Property.  The Property shall be in substantially the same physical condition as on the date of this Agreement, ordinary wear and tear and, subject to Section 10.1, casualty excepted.

4.5       Other Conditions.  All representations and warranties of the Seller herein shall be true, correct and complete in all material respects on and as of the Closing Date and the Seller shall have performed in all material respects all covenants and obligations required to be performed by the Seller on or before the Closing Date.

SECTION 5.         CONDITIONS TO SELLER’S OBLIGATION TO CLOSE.

The obligation of the Seller to convey the Property to the Purchaser is subject to the satisfaction of the following conditions precedent on and as of the Closing Date:

5.1       Purchase Price.  The Purchaser shall have delivered to the Seller the Purchase Price payable hereunder, subject to the adjustments set forth in Section 2.3, together with any closing costs to be paid by the Purchaser under Section 9.2.

5.2                            Closing Documents.  The Purchaser shall have delivered to the Seller duly executed and acknowledged counterparts of the documents described in Section 4.1, where applicable.

5.3                            Other Conditions.  All representations and warranties of the Purchaser herein shall be true, correct and complete in all material respects on and as of the Closing Date and the Purchaser shall have performed in all material respects all covenants and obligations required to be performed by the Purchaser on or before the Closing Date.

SECTION 6.                                  REPRESENTATIONS AND WARRANTIES OF SELLER.

To induce the Purchaser to enter into this Agreement, the Seller represents and warrants to the Purchaser as follows:

6.1                            Status and Authority of the Seller.  The Seller is duly organized, validly existing and in good standing under the laws of its state of organization or formation, and has all requisite power and authority under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

6.2                            Action of the Seller.  The Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by the Seller on or prior to the Closing Date, this Agreement and such document shall constitute the valid and binding obligation and agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

6.3                            No Violations of Agreements.  Neither the execution, delivery or performance of this Agreement by the Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which the Seller is bound.

6.4                            Litigation.  To the Seller’s actual knowledge, it has not received written notice that any investigation, action or proceeding is pending or threatened, which (i) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (ii) involves condemnation or eminent domain proceedings against the Property or any portion thereof.

6.5                            Existing Leases, Etc.  Subject to Section 8.1, other than the Leases listed in the Rent Roll, the Seller has not entered into a contract or agreement with respect to the occupancy of the Property that will be binding on the Purchaser after the Closing.  To the Seller’s actual knowledge: (a) the copies of the Leases heretofore delivered by the Seller to the Purchaser are true, correct and complete copies thereof; and (b) such Leases have not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between the Seller and the tenants thereunder.  Except as otherwise set forth in the Rent Roll or the Leases: (i) to the Seller’ actual knowledge, each of its Leases is in full force and effect on the terms set forth therein; (ii) to the Seller’s actual knowledge, there are no uncured defaults or circumstances which with the giving of notice, the passage of time or both would constitute a default thereunder which would have a material adverse effect on the business or operations of the Property; (iii) to the Seller’s actual knowledge, each of its tenants is legally required to pay all sums and perform all material obligations set forth therein without any ongoing concessions, abatements, offsets, defenses or other basis for relief or adjustment; (iv) to the Seller’s actual knowledge, none of its tenants has asserted in writing or has any defense to, offsets or claims against, rent payable by it or the performance of its other obligations under its Lease which would have a material adverse effect on the on-going business or operations of the Property; (v) the Seller has no outstanding obligation to provide any of its tenants with an allowance to perform, or to perform at its own expense, any tenant improvements; (vi) none of its tenants has prepaid any rent or other charges relating to the post-Closing period; (vii) to the Seller’s actual knowledge, none of its tenants has filed a petition in bankruptcy or for the approval of a plan of reorganization or management under the Federal Bankruptcy Code or under any other similar state law, or made an admission in writing as to the relief therein provided, or otherwise become the subject of any proceeding under any federal or state bankruptcy or insolvency law, or has admitted in writing its inability to pay its debts as they become due or made an assignment for the benefit of creditors, or has petitioned for the appointment of or has had appointed a receiver, trustee or custodian for any of its property, in any case that would have a material adverse effect on the business or operations of the

Property; (viii) to the Seller’s actual knowledge, none of its tenants has requested in writing a modification of its Lease, or a release of its obligations under its Lease in any material respect or has given written notice terminating its Lease, or has been released of its obligations thereunder in any material respect prior to the normal expiration of the term thereof, in any case that would have a material adverse effect on the on-going business or operations of the Property; (ix) to the Seller’s actual knowledge, except as set forth in the Leases, no guarantor has been released or discharged, voluntarily or involuntarily, or by operation of law, from any obligation under or in connection with any of its Leases or any transaction related thereto; and (x) all brokerage commissions currently due and payable with respect to each of its Leases have been paid.  To the Seller’s actual knowledge, the other information set forth in the Rent Roll is true, correct and complete in all material respects.

6.6                            Agreements, Etc.  Other than the Leases, the Seller has not entered into any contract or agreement with respect to the Property which will be binding on the Purchaser after the Closing other than contracts and agreements being assumed by the Purchaser or which are terminable upon thirty (30) days notice without payment of premium or penalty.

6.7                            Not a Foreign Person.  The Seller is not a “foreign person” within the meaning of Section 1445 of the United States Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

The representations and warranties made in this Agreement by the Seller shall be continuing and shall be deemed remade by the Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date.  All representations and warranties made in this Agreement by the Seller shall survive the Closing for a period of one (1) year, and upon expiration shall be of no further force or effect except to the extent that with respect to any particular alleged breach, the Purchaser gives the Seller written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach.

Except as otherwise expressly provided in this Agreement or in any documents to be delivered to the Purchaser at the Closing, the Seller has not made, and the Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by the Seller, on the Seller’s behalf or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenants under the Leases, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, and any other information pertaining to the Property or the market and physical environments in which they are located.  The Purchaser acknowledges that (i) the Purchaser has entered into this Agreement with the intention of relying upon its own investigation or that of third parties with respect to the physical, environmental, economic and legal condition of the Property and (ii) the Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be delivered to the Purchaser at the Closing, made (or purported to be made) by the Seller or anyone acting or claiming to act on the Seller’s behalf.  The Purchaser has inspected the Property and is fully familiar with the physical condition thereof and shall purchase the Property in its “as is”, “where is” and “with all faults” condition on the Closing Date.  Notwithstanding anything to the contrary contained herein, in the event that any party hereto has actual knowledge of the default of any other party (a “Known Default”), but nonetheless elects to consummate the transactions contemplated hereby and proceeds to Closing, then the rights and remedies of such non-defaulting party shall be waived with respect to such Known Default upon the Closing and the defaulting party shall have no liability with respect thereto.

SECTION 7.                                  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

To induce the Seller to enter into this Agreement, the Purchaser represents and warrants to the Seller as follows:

7.1                            Status and Authority of the Purchaser.  The Purchaser is duly organized, validly existing and in good standing under the laws of its state of organization or formation, and has all requisite power and authority under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

7.2                            Action of the Purchaser.  The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by the Purchaser on or prior to the Closing Date, this Agreement and such document shall constitute the valid and binding obligation and agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

7.3                            No Violations of Agreements.  Neither the execution, delivery or performance of this Agreement by the Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which the Purchaser is bound.

7.4                            Litigation.  The Purchaser has received no written notice that any investigation, action or proceeding is pending or threatened which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

The representations and warranties made in this Agreement by the Purchaser shall be continuing and shall be deemed remade by the Purchaser as of the Closing Date with the same force and effect as if made on, and as of, such date.  All representations and warranties made in this Agreement by the Purchaser shall survive the Closing for a period of one (1) year, and upon expiration shall be of no further force or effect except to the extent that with respect to any particular alleged breach, the Seller gives the Purchaser written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach.

SECTION 8.                                  COVENANTS OF THE SELLER.

The Seller hereby covenants with the Purchaser between the date of this Agreement and the Closing Date as follows:

8.1                            Approval of Agreements.  Not to enter into, modify, amend or terminate any Lease or any other material agreement with respect to the Property, which would encumber or be binding upon the Property from and after the Closing Date, without in each instance obtaining the prior written consent of the Purchaser.

8.2                            Operation of Property.  To continue to operate the Property consistent with past practices.

8.3                            Compliance with Laws, Etc.  To comply in all material respects with (i) all laws, regulations and other requirements from time to time applicable of every governmental body having jurisdiction of the Property, or the use or occupancy thereof, and (ii) all material terms, covenants and conditions of all agreements affecting the Property.

8.4                            Compliance with Agreements.  To comply with each and every material term, covenant and condition contained in the Leases and any other material document or agreement affecting the Property and to monitor compliance thereunder consistent with past practices.

8.5                            Notice of Material Changes or Untrue Representations.  Upon learning of any material change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of the Seller to the Purchaser under this Agreement untrue or misleading, promptly to notify the Purchaser thereof.

8.6                            Insurance.  To maintain, or cause to be maintained, all existing property insurance relating to the Property.

8.7                            Approval of 2011 Capital Expenditure Budget.  If, for any reason, the Closing Date is extended hereunder, the Seller shall prepare for the Purchaser’s review and approval as soon as reasonably practicable following such extension, a 2011 capital expenditure budget for the Property (the “2011 CapEx Budget”) (including, without limitation, budgeted items for “building improvements” and “development and redevelopment”).

SECTION 9.                                  APPORTIONMENTS.

9.1                            Real Property Apportionments.  (a) The following items shall be apportioned at the Closing as of the close of business on the day immediately preceding the Closing Date:

(i)                annual rents, operating costs, taxes and other fixed charges payable under the Leases;

(ii)               percentage rents and other unfixed charges payable under the Leases;

(iii)              fuel, electric, water and other utility costs;

(iv)              municipal assessments and governmental license and permit fees;

(v)               Real estate taxes and assessments other than special assessments, based on the rates and assessed valuation applicable in the fiscal year for which assessed;

(vi)              Water rates and charges;

(vii)            Sewer and vault taxes and rents; and

(viii)           all other items of income and expense normally apportioned in sales of property in similar situations in the jurisdiction where the Property is located.

If any of the foregoing cannot be apportioned at the Closing because of the unavailability of the amounts which are to be apportioned, such items shall be apportioned on the basis of a good faith estimate by the parties and reconciled as soon as practicable after the Closing Date but, in any event, no later than one (1) year after the Closing Date.

(b)                      If there are water, gas or electric meters located at the Property, the Seller shall obtain readings thereof to a date not more than thirty (30) days prior to the Closing Date and the unfixed water rates and charges, sewer taxes and rents and gas and electricity charges, if any, based thereon for the intervening time shall be apportioned on the basis of such last readings.  If such readings are not obtainable by the Closing Date, then, at the Closing, any water rates and charges, sewer taxes and rents and gas and electricity charges which are based on such readings shall be prorated based upon the per diem charges obtained by using the most recent period for which such readings shall then be available.  Upon the taking of subsequent actual readings, the apportionment of such charges shall be recalculated and the Seller or the Purchaser, as the case may be, promptly shall make a payment to the other based upon such recalculations.  The parties agree to make such final recalculations within sixty (60) days after the Closing Date.

(c)                       If any refunds of real property taxes or assessments, water rates and charges or sewer taxes and rents shall be made after the Closing, the same shall be held in trust by the Seller or the Purchaser, as the case may be, and shall first be applied to the unreimbursed costs incurred in obtaining the same, then to any required refunds to tenants under the Leases, and the balance, if any, shall be paid to the Seller (for the period prior to the Closing Date) and to the Purchaser (for the period commencing with the Closing Date).

(d)                      If, on the Closing Date, the Property shall be or shall have been affected by any special or general assessment or assessments or real property taxes payable in a lump sum or which are or may become payable in installments of which the first installment is then a charge or lien and has become payable, the Seller shall pay or cause to be paid at the Closing the unpaid installments of such assessments due and as of the Closing Date.

(e)                       No insurance policies of the Seller are to be transferred to the Purchaser, and no apportionment of the premiums therefor shall be made.

(f)                          At the Closing, the Seller shall transfer to the Purchaser the amount of all unapplied security deposits held pursuant to the terms of the Leases.

(g)                        Brokerage commissions, tenant improvement expenses and other amounts payable by the Seller as landlord under Leases entered into by the Seller after the date hereof, or in connection with the renewal or extension of any existing Lease, shall be allocated between the Seller and the Purchaser at Closing based upon their respective periods of ownership (calculated on a straight-line basis over the initial term or extension or renewal period, as applicable), and the Purchaser shall reimburse the Seller at the Closing for all amounts so allocated to the Purchaser and paid by the Seller prior to the Closing.  The Purchaser shall receive a credit at Closing for all unpaid brokerage commissions, tenant improvement expenses and other amounts payable by the Seller as landlord under any such new Lease, renewal or extension that are allocated to the Seller in accordance with the terms hereof.

(h)                       Amounts payable after the date hereof on account of capital expenditures under the 2010 capital expenditure budget previously prepared by the Seller (the “2010 CapEx Budget”) and if, for any reason, the Closing Date is extended hereunder, the 2011 CapEx Budget (together, if applicable, with the 2010 CapEx Budget, collectively, the “CapEx Budget”) (including, without limitation, budgeted items for “building improvements” and “development and redevelopment”), shall be allocated between the Seller and the Purchaser at Closing based upon their respective periods of ownership (on a straight line basis), and the Purchaser shall reimburse the Seller at the Closing for all amounts so allocated to the Purchaser and paid by the Seller prior to the Closing.  The Purchaser shall receive a credit at Closing for all unpaid amounts payable on account of capital expenditures under the CapEx Budget allocated to the Seller in accordance with the terms hereof.

(i)                           If a net amount is owed by the Seller to the Purchaser pursuant to this Section 9.1, such amount shall be credited against the Purchase Price.  If a net amount is owed by the Purchaser to the Seller pursuant to this Section 9.1, such amount shall be added to the Purchase Price paid to the Seller.

(j)                          If, on the Closing Date, there are past due rents with respect to any Lease, amounts received by the Purchaser with respect to such Lease after the Closing Date shall be applied, first, to rents due or to become due during the calendar month in which the Closing occurs, and then, to all other rents due or past due in inverse order to the order in which they became due (i.e., first to arrearages most recently occurring, then to older arrearages).  Any such past due rents received by the Purchaser, once applied in the foregoing order of priority, to the extent applicable to the period prior to the Closing Date, shall be paid by the Purchaser to the Seller.  In no event shall the Seller have any right to take any action to collect any past due rents or other amounts following the Closing; provided, however, the Purchaser shall use commercially reasonable efforts to collect such past due rents and other amounts, except that the Purchaser shall have no obligation to institute any legal action or proceeding or otherwise enforce any of its rights and remedies under any Lease in connection with such commercially reasonable efforts.

The provisions of this Section 9.1 shall survive the Closing.

9.2                            Closing Costs.

(a)                       The Purchaser shall pay (i) the costs of closing and diligence in connection with the transactions contemplated hereby (including, without limitation, all premiums, charges and fees of the Title Company in connection with the title examination and insurance policies to be obtained by the Purchaser, including affirmative endorsements), (ii) fifty percent (50%) of all documentary, stamp, sales, intangible and other transfer taxes and fees incurred in connection with the transactions contemplated by this Agreement, and (iii) fifty percent (50%) of all state, city, county, municipal and other governmental recording and filing fees and charges.

(b)                      The Seller shall pay (i) fifty percent (50%) of all documentary, stamp, sales, intangible and other transfer taxes and fees incurred in connection with the transactions contemplated by this Agreement, and (ii) fifty percent (50%) of all state, city, county, municipal and other governmental recording and filing fees and charges

(c)                       Except as otherwise set forth in this Section 9.2, each party shall pay the fees and expenses of its attorneys and other consultants.

SECTION 10.                          DAMAGE TO OR CONDEMNATION OF PROPERTY.

10.1                            Casualty.  If, prior to the Closing, the Property is  materially destroyed or damaged by fire or other casualty, the Seller shall promptly notify the Purchaser of such fact.  In such event, the Purchaser shall have the right to terminate this Agreement by giving notice to the Seller not later than ten (10) days after the giving of the Seller’s notice (and, if necessary, the Closing Date shall be extended until one day after the expiration of such ten-day period).  If the Purchaser elects to terminate this Agreement as aforesaid, this Agreement shall terminate and be of no further force and effect and no party shall have any liability to the other hereunder.  If less than a material part of the Property shall be affected by fire or other casualty or if the Purchaser shall not elect to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and the Seller shall assign to the Purchaser at the Closing the rights of the Seller to the proceeds, if any, under the Seller’s insurance policies covering the Property with respect to such damage or destruction and there shall be credited against the Purchase Price the amount of any deductible, any proceeds previously received by Seller on account thereof and any deficiency in proceeds.

10.2                            Condemnation.  If, prior to the Closing, a material part of the Property (including access or parking thereto), is taken by eminent domain (or is the subject of a pending taking which has not yet been consummated), the Seller shall notify the Purchaser of such fact promptly after obtaining knowledge thereof and the Purchaser shall have the right to terminate this Agreement by giving notice to the Seller not later than ten (10) days after the giving of the Seller’s notice (and, if necessary, the Closing Date shall be extended until one day after the expiration of such ten-day period).  If the Purchaser elects to terminate this Agreement as aforesaid, this Agreement shall terminate and be of no further force and effect and no party shall have any liability to the other hereunder.  If less than a material part of the Property shall be affected or if the Purchaser shall not elect to terminate this Agreement as aforesaid, the sale of the Property shall be consummated as herein provided without any adjustment to the Purchase Price (except to the extent of any condemnation award received by the Seller prior to the Closing) and the Seller shall assign to the Purchaser at the Closing all of the Seller’s right, title and interest in and to all awards, if any, for the taking, and the Purchaser shall be entitled to receive and keep all awards for the taking of the Property or portion thereof.

10.3                            Survival.  The parties’ obligations, if any, under this Section 10 shall survive the Closing.

SECTION 11.                          DEFAULT.

11.1                            Default by the Seller.  If the transaction herein contemplated fails to close as a result of the default of the Seller hereunder, or the Seller having made any representation or warranty herein which shall be untrue or misleading in any material respect, or the Seller having failed to perform any of the material covenants and agreements contained herein to be performed by the Seller, the Purchaser may, as its sole remedy, either (x) terminate this Agreement (in which case, the Seller shall reimburse the Purchaser for all of the fees, charges, disbursements and expenses of the Purchaser’s attorneys), or (y) pursue a suit for specific performance.

11.2                            Default by the Purchaser.  If the transaction herein contemplated fails to close as a result of the default of the Purchaser hereunder, or the Purchaser having made any representation or warranty herein which shall be untrue or misleading in any material respect, or the Purchaser having failed to perform any of the covenants and agreements contained herein to be performed by it, the Seller may terminate this Agreement (in which case, the Purchaser shall reimburse the Seller for all of the fees, charges, disbursements and expenses of the Seller’s attorneys).

SECTION 12.       MISCELLANEOUS.

12.1       Allocation of Liability.  It is expressly understood and agreed that the Seller shall be liable to third parties for any and all obligations, claims, losses, damages, liabilities, and expenses to the extent arising out of events, contractual obligations, acts, or omissions of the Seller that occurred in connection with the ownership or operation of the Property during the period in which the Seller owned the Property prior to the Closing and the Purchaser shall be liable to third parties for any and all obligations, claims, losses, damages, liabilities and expenses to the extent arising out of events, contractual obligations, acts, or omissions of the Purchaser that occur in connection with the ownership or operation of the Property during the period in which the Purchaser owns the Property after the Closing.  The provisions of this Section 12.1 shall survive the Closing.

12.2       Brokers.  Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby.  Each party shall indemnify and hold harmless the other party and its respective legal representatives, heirs, successors and assigns from and against any loss, liability or expense, including reasonable attorneys’ fees, charges and disbursements arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any other broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with the indemnifying party.  The provisions of this Section 12.2 shall survive the Closing.

12.3       Publicity.  The parties agree that, except as otherwise required by law or the rules of the national securities exchange upon which the applicable party’s shares are listed for trading, and except for the exercise of any remedy hereunder, no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

12.4       Notices.  (a)  Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with confirmed receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)      All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)      All such notices shall be addressed,

if to the Seller, to:

c/o CommonWealth REIT
400 Centre Street
Newton, Massachusetts  02458
Attn:  Mr. John C. Popeo
Telecopier No. (617) 928-1305

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, 34th Floor
Los Angeles, California 90071
Attn:  Meryl K. Chae, Esq.
Telecopier No. (213) 621-5035

if to the Purchaser, to:

Senior Housing Properties Trust
400 Centre Street
Newton, Massachusetts 02458
Attn:  Mr. David J. Hegarty
Telecopier No. (617) 796-8349

with a copy to:

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts  02109
Attn:  Nancy S. Grodberg, Esq.
Telecopier No. (617) 338-2880

(d)      By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

12.5       Waivers, Etc.  Subject to the terms of the last paragraph of Section 6, any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party’s right at a later time to enforce or require performance of such provision or any other provision hereof.  This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

12.6       Assignment; Successors and Assigns.  Subject to Section 12.15, this Agreement and all rights and obligations hereunder shall not be assignable, directly or indirectly, by any party without the written consent of the other, except that the Purchaser may assign this Agreement to any entity wholly owned, directly or indirectly, by the Purchaser; provided, however, that, in the event this Agreement shall be assigned to any one or more entities wholly owned, directly or indirectly, by the Purchaser, the Purchaser named herein shall remain liable for the obligations of the “Purchaser” hereunder.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.  This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

12.7       Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

12.8       Counterparts Complete Agreement, Etc.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

12.9       Performance on Business Days.  In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

12.10     Attorneys’ Fees.  If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party’s costs and expenses, including reasonable attorneys’ fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

12.11     Section and Other Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

12.12     Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

12.13     Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts.

12.14     Arbitration.  Any party hereto may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder.  Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

In the event any party hereto shall elect to submit any such dispute to arbitration hereunder, the Seller and the Purchaser shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years’ recent professional experience in the general subject matter of the dispute.  Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator.  If either the Seller or the Purchaser shall fail to appoint an arbitrator, as aforesaid, for a period of ten (10) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator.  If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ recent professional experience as to the subject matter in question.  The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between the Seller and the Purchaser, unless the arbitrators decide otherwise.  The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for by the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator.  Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to the Seller and one to the Purchaser.  A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

12.15     Like Kind Exchange.  At either party’s request, the non-requesting party will take all actions reasonably requested by the requesting party in order to effectuate all or any part of the transactions contemplated by this Agreement as a forward or reverse like-kind exchange for the benefit of the requesting party in accordance with Section 1031 of the Internal Revenue Code and, in the case of a reverse exchange, Rev. Proc. 2000-37, including executing an instrument acknowledging and consenting to any assignment by the requesting party of its rights hereunder to a qualified intermediary or an exchange accommodation titleholder.  In furtherance of the foregoing and notwithstanding anything contained in this Agreement to the contrary, the requesting party may assign its rights under this Agreement to a “qualified intermediary” or an “exchange accommodation titleholder” in order to facilitate, at no cost or expense to the other, a forward or reverse like-kind exchange under Section 1031 of the Internal Revenue Code; provided, however, that such assignment will not relieve the requesting party of any of its obligations hereunder.  The non-requesting party will also agree to issue all closing documents, including the deed or other operative conveyance instrument, to the applicable qualified intermediary or exchange accommodation titleholder if so directed by the requesting party prior to Closing.  Notwithstanding the foregoing, in no event shall the non-requesting party incur or be subject to any liability that is not otherwise provided for in this Agreement.

12.16     Recording.  This Agreement may not be recorded without the prior written consent of both parties.

12.17     Non-liability of Trustees of Purchaser.  The Declaration of Trust establishing Senior Housing Properties Trust, dated September 20, 1999, as amended and supplemented, as filed with the State Department Of Assessments and Taxation of Maryland, provides that no trustee, officer, shareholder, employee or agent of Senior Housing Properties Trust shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, Senior Housing Properties Trust.  All persons dealing with Senior Housing Properties Trust in any way shall look only to the assets of Senior Housing Properties Trust for the payment of any sum or the performance of any obligation.

12.18     Waiver and Further Assurances.  The Purchaser hereby acknowledges that it is a sophisticated purchaser of real properties and that it is aware of all disclosures the Seller is or may be required to provide to the Purchaser in connection with the transactions contemplated hereby pursuant to any law, rule or regulation (including those of Massachusetts and those of the state in which the Property is located).   The Purchaser hereby acknowledges that, prior to the execution of this Agreement, the Purchaser has had access to all information necessary to acquire the Property and the Purchaser acknowledges that the Seller has fully and completely fulfilled any and all disclosure obligations with respect thereto.  The Purchaser hereby fully and completely discharges the Seller from any further disclosure obligations whatsoever relating to the Property.  In addition to the actions recited herein and contemplated to be performed, executed, and/or delivered by the Seller and the Purchaser, the Seller and the Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all such further acts, instruments, deeds and assurances as may be reasonably required to establish, confirm or otherwise evidence the Seller’s satisfaction of any disclosure obligations or to otherwise consummate the transactions contemplated hereby.

12.19     State Specific Provisions.  The provisions set forth in Schedule D hereto are hereby incorporated herein by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

SELLER:

CEDARS LA LLC, a Delaware limited
liability company

By:	/s/ John C. Popeo
John C. Popeo, Treasurer and Chief
Financial Officer

PURCHASER:

SENIOR HOUSING PROPERTIES TRUST, a
Maryland real estate investment trust

By:	/s/ David J. Hegarty
David J. Hegarty, President

SCHEDULE A

Land

[See attached legal description.]

Cedars Sinai I (East)
Cedars Sinai II (West)
Los Angeles, CA

PARCEL A:

LOT 2 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN, BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, GAS MINERALS AND ALL OIL, GAS, MINERAL AND HYDROCARBON SUBSTANCES, LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF OF SAID LAND, BUT WITH NO RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, AS GRANTED TO MORRISET, INCORPORATED, A CALIFORNIA CORPORATION, IN DEED RECORDED MARCH 5, 1968 AS INSTRUMENT NO. 2630 IN BOOK D-3931 PAGE 136, OFFICIAL RECORDS.

PARCEL B:

SUB-PARCEL 1:

EASEMENTS OVER LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, FOR MAINTAINING ANY PRESENTLY EXISTING ENCROACHMENTS OF WALLS AND FOR DRAINAGE OF IRRIGATION AND RAIN WATER AS DESCRIBED IN PARAGRAPHS 3, 8 AND 5 RESPECTIVELY OF THE DECLARATION AND AGREEMENT OF RESTRICTIONS AND RECPIROCAL EASEMENTS, DATED JANUARY 28, 1977 AND RECORDED IN THE OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA ON FEBRUARY 8, 1977 AS INSTRUMENT NO. 77-135299, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO DECLARATION AND AGREEMENT OF RESTRICTIONS AND RECIPROCAL EASEMENTS DATED AS OF MAY 18, 1978, WHICH WAS RECORDED IN THE OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA, ON MAY 30, 1978 AS INSTRUMENT NO. 78-576850.

SUB-PARCEL 2:

AN EASEMENT TO CONSTRUCT, MAINTAIN, REPAIR AND RECONSTRUCT A PEDESTRIAN BRIDGE AND FOR PEDESTRIAN INGRESS AND EGRESS PURPOSES OVER A STRIP OF LAND, DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, INCLUDED WITHIN A STRIP OF

LAND 24.00 FEET WIDE AND LYING 12 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, WHICH HAS A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.92 FEET; THENCE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 12.47 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 17 MINUTES 00 SECONDS EAST 122.60 FEET.

EXCEPT THAT PORTION OF SAID LOT 1 LYING BELOW AN ELEVATION OF 180.00 FEET BASED ON THE U.S.G.S. DATUM, EFFECTIVE JULY 1, 1925, BY ORDINANCE NO. 52222 OF THE CITY OF LOS ANGELES.  ALSO EXCEPTING THAT PORTION OF LOT 1, LYING ABOVE AN ELEVATION OF 210.00 FEET BASED ON U.S.G.S. DATUM.

AN EASEMENT TO CONSTRUCT, MAINTAIN, REPAIR AND RECONSTRUCT A PEDESTRIAN BRIDGE AND FOR PEDESTRIAN INGRESS AND EGRESS PURPOSES OVER A STRIP OF LAND, DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, INCLUDED WITHIN A STRIP OF LAND 24.00 FEET WIDE AND LYING 12 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE OF THE SOUTHERLY LINE OF SAID LOT 1, WHICH HAS A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 163.00 FEET; THENCE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 50.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 10.00 FEET.

EXCEPT THAT PORTION OF SAID LOT 1, LYING BELOW AN ELEVATION OF 180.00 FEET BASED ON THE U.S.G.S. DATUM, EFFECTIVE JULY 1, 1925, BY ORDINANCE NO. 52222 OF THE CITY OF LOS ANGELES.

ALSO EXCEPTING THAT PORTION OF SAID LOT 1, LYING ABOVE AN ELEVATION OF 210.00 FEET BASED ON SAID U.S.G.S. DATUM.

SUB-PARCEL 4:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS PURPOSES, AND ALSO FOR THE PURPOSE OF PROVIDING ACCESS TO LOADING AREAS, TRASH ROOM, COOLING TOWERS, BOILER ROOMS, ELECTRICAL AND EQUIPMENT VAULTS, LAND OTHER MECHANICAL AND STORAGE AREAS AS TO THE MEDICAL OFFICE BUILDINGS; ALSO FOR PROVIDING EXISTS FROM THE

MEDICAL OFFICE BUILDINGS AS MAY BE REQUIRED TO SATISFY BUILDING CODES OF THE CITY OF LOS ANGELES; AND FOR PROVIDING TRUCK LOADING SPACES FOR THE MEDICAL OFFICE BUILDING OVER A PARCEL OF LAND DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF.MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHEASTERLY CORNER OF,SAID LOT 1; THENCE ALONG THE MOST EASTERLY LINE OF SAID LOT 1, NORTH 01 DEGREES 02 MINUTES 35 SECONDS EAST 58.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID EASTERLY LINE SOUTH 01 DEGREES 02 MINUTES 35 SECONDS WEST 20.00 FEET; THENCE PARALLEL WITH THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 164.2 FEET, NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 164.79 FEET TO THAT CERTAIN COURSE IN SAID SOUTHERLY LINE HAVING A BEARING AND DISTANCE OF NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 40.43 FEET; THENCE ALONG SAID SOUTHERLY LINE NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 1.83 FEET, SOUTH 71 DEGREES 39 MINUTES 00 SECONDS WEST 85.48 FEET, SOUTH 0 DEGREES 17 MINUTES 00 SECONDS WEST 10.36 FEET TO THE INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND DISTANCE NORTHERLY 2.76 FEET, MEASURED AT RIGHT ANGLES, FROM THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, WHICH HAS A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.92 FEET; THENCE ALONG SAID PARALLEL LINE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 123.51 FEET; THENCE SOUTH 57 DEGREES 17 MINUTES 00 SECONDS WEST 5.07 FEET TO A POINT IN LAST MENTIONED CERTAIN COURSE; THENCE ALONG SAID SOUTHERLY LINE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 42.16 FEET, NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 47.69 FEET; THENCE LEAVING SAID SOUTHERLY LINE NORTH 73 DEGREES 17 MINUTES 00 SECONDS EAST 7.22 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 18.00 FEET; THENCE SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 194.10 FEET; THENCE SOUTH 44 DEGREES 43 MINUTES 00 SECONDS EAST 13.01 FEET TO THE INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND DISTANT NORTHERLY 58.60 FEET FROM THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES.00 SECONDS EAST 164.28 FEET; THENCE ALONG SAID PARALLEL LINE SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 205.78 FEET TO THE POINT OF BEGINNING.

SUB-PARCEL 5:

A NON-EXCLUSIVE EASEMENT FOR THE PURPOSE OF MAINTAINING AN OPEN SPACE UNOBSTRUCTED FROM GROUND TO SKY BETWEEN THE EXISTING CEDARS-SINAI MEDICAL CENTER FACILITIES AND THE NEW MEDICAL OFFICE TOWERS.  SAID OPEN SPACE TO BE MAINTAINED FREE AND CLEAR OF ALL OBSTRUCTIONS FROM THE GROUND UP, EXCEPT FOR A BRIDGE BETWEEN THE EXISTING MEDICAL CENTER AND THE NEW OFFICE TOWERS, DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 1 OP TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHEASTERLY CORNER OF SAID LOT 1; THENCE ALONG THE MOST EASTERLY LINE OF SAID LOT 1, NORTH 01 DEGREES 02 MINUTES 35 SECONDS EAST 60.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID EASTERLY LINE SOUTH 01 DEGREES 02 MINUTES 35 SECONDS WEST 21.40 FEET; THENCE PARALLEL WITH THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 164.28 FEET, NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 164.79 FEET TO THAT CERTAIN COURSE ON SAID SOUTHERLY LINE HAVING A BEARING AND DISTANCE OF NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 40.43 FEET; THENCE ALONG SAID SOUTHERLY LINE, NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 1.83 FEET, SOUTH 71 DEGREES 39 MINUTES 00 SECONDS WEST 85.48 FEET, SOUTH 0 DEGREES 17 MINUTES 00 SECONDS WEST 13.12 FEET, NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 169.92 FEET, NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 60.00 FEET TO THE INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND DISTANT NORTHERLY 60.00 FEET, MEASURED AT RIGHT ANGLES FROM THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.92 FEET; THENCE ALONG SAID PARALLEL LINE SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 416.00 FEET TO THE POINT OF BEGINNING.

SUB-PARCEL 6:

A NON-EXCLUSIVE EASEMENT FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING PEDESTRIAN INGRESS AND EGRESS AND FOR THE PURPOSE OF MAINTAINING LEGAL EXISTS TO AND FROM THE MEDICAL OFFICE BUILDING CONSTRUCTED ON LOT 2 OF TRACT NO. 29854 AND ALSO FOR THE PURPOSE OF MAINTAINING OPEN SPACE UNOBSTRUCTED FROM GROUND TO SKY BETWEEN THE EXISTING CEDARS-SINAI MEDICAL CENTER FACILITIES AND THE MEDICAL OFFICE BULDING, SAID OPEN SPACE TO BE MAINTAINED FREE AND CLEAR OF ALL OBSTRUCTIONS FROM THE GROUND UP, EXCEPT

FOR A BRIDGE BETWEEN THE EXISTING MEDICAL CENTER AND THE SAID OFFICE BUILDING DESCRIBED AS FOLLOWS:

A PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES,.STATE OF CALIFORNIA, AS PER MAP RECORDED IN.BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID LOT 1; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 1, SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 163.00 FEET; THENCE LEAVING SAID SOUTHERLY LINE, NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 8.11 FEET; THENCE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 130.70 FEET; THENCE SOUTH 62 DEGREES 53 MINUTES 33 SECONDS WEST 6.76 FEET; THENCE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 26.36 FEET TO THE MOST WESTERLY LINE OF SAID LOT 1; THENCE ALONG, SAID WESTERLY LINE SOUTH 0 DEGREES 28 MINUTES 45 SECONDS EAST 5.00 FEET TO THE POINT OF BEGINNING.

EXCEPT THOSE AREAS OF THIS PARCEL OCCUPIED BY THREE EXISTING CONCRETE COLUMNS

SUB-PARCEL 7:

A NON-EXCLUSIVE EASEMENT FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING PEDESTRIAN INGRESS AND EGRESS AND FOR THE PURPOSE OF MAINTAINING LEGAL EXISTS TO AND FROM THE MEDICAL OFFICE BUILDINGS CONSTRUCTED ON LOT 2 OF TRACT NO. 29854, DESCRIBED AS FOLLOWS:

A PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, INCLUDED WITHIN A STRIP OF LAND 2.10 FEET WIDE AND 169.92 FEET LONG, THE SOUTHERLY LINE OF SAID STRIP OF LAND DESCRIBED AS FOLLOWS:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, WHICH HAS A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.32 FEET; THENCE ALONG SAID CERTAIN COURSE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 169.92 FEET.

THE SIDELINES OF SAID 2.10 FOOT WIDE STRIP OF LAND ARE TO BE PROLONGED OR SHORTENED SO AS TO BEGIN IN THAT CERTAIN COURSE IN SAID SOUTHERLY LINE HAVING A BEARING AND DISTANCE OF NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 13.12 FEET, AND SO AS TO END IN THAT CERTAIN COURSE IN SAID SOUTHERLY LINE HAVING A BEARING

AND DISTANCE OF NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 112.60 FEET.

SUB-PARCEL 8:

A NON-EXCLUSIVE EASEMENT FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING PEDESTRIAN INGRESS AND EGRESS FOR THE PURPOSE OF INSTALLING AN UNDERGROUND PIPE AND FILLER CONNECTED TO AN UNDERGROUND FUEL TANKS AND FOR VEHICULAR ACCESS FOR FILLING AND MAINTAINING FUEL TANKS AND FOR THE PURPOSE OF MAINTAINING LEGAL EXISTS TO AND FROM THE MEDICAL OFFICE BUILDING CONSTRUCTED ON LOT 2 OF TRACT NO. 29854, DESCRIBED AS FOLLOWS:

A PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHEASTERLY CORNER OF SAID LOT 1; THENCE ALONG THE MOST EASTERLY LINE OF SAID LOT 1, NORTH 01 DEGREES 02 MINUTES 35 SECONDS EAST 36.30 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID EASTERLY LINE, SOUTH 01 DEGREES 02 MINUTES 35 SECONDS WEST 10.00 FEET TO A POINT; THENCE PARALLEL WITH THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 164.28 FEET, NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 164.63 FEET TO THAT CERTAIN COURSE IN SAID SOUTHERLY LINE, HAVING A BEARING AND DISTANCE OF NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 40.43 FEET; THENCE ALONG SAID SOUTHERLY LINE, NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 10.00 FEET TO THE INTERSECTION WITH A LINE PARALLEL WITH AND DISTANT NORTHERLY 36.30 FEET, MEASURED AT RIGHT ANGLES FROM THAT CERTAIN COURSE IN SAID SOUTHERLY LINE HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 164.28 FEET; THENCE ALONG SAID PARALLEL LINE, SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 164.76 FEET TO THE TRUE POINT OF BEGINNING.

SUB-PARCEL 9:

AN EASEMENT FOR INGRESS AND EGRESS OVER A PORTION OF LOT 1, TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINING AT THE MOST SOUTHEASTERLY CORNER OF SAID LOT 1; THENCE ALONG THE MOST EASTERLY LINE 58.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID EASTERLY LINE SOUTH 01 DEGREES 02

MINUTES 35 SECONDS WEST 20.00 FEET; THENCE PARALLEL WITH THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1, HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 164.28 FEET; THENCE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 207.72 FEET; THENCE SOUTH 77 DEGREES 31 MINUTES 88 SECONDS WEST 71.77 FEET; THENCE SOUTH 0 DEGREES 17 MINUTES 00 SECONDS WEST 20.00 FEET TO THE INTERSECTION WITH A LINE PARALLEL WITH AND DISTANT NORTHERLY 2.76 FEET, MEASURED AT RIGHT ANGLES, FROM THAT CERTAIN COURSE IN SAID SOUTHERLY LINE HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.92 FEET; THENCE ALONG SAID PARALLEL LINE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 80.00 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 55.84 FEET TO THE INTERSECTION WITH A LINE PARALLEL TO AND DISTANT NORTHERLY 58.60 FEET, MEASURED AT RIGHT ANGLES, FROM THAT CERTAIN COURSE IN SAID SOUTHERLY LINE HAVING A BEARING AND DISTANCE OF SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.92 FEET; THENCE ALONG SAID PARALLEL LINE SOUTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 357.99 FEET TO THE POINT OF BEGINNING.

EXCEPT THAT PORTION OF THIS DESCRIPTION WHICH LIES IN LOT 2 OF SAID TRACT NO. 29854.

SUB-PARCEL 10:

AN EASEMENT TO CONSTRUCT, RECONSTRUCT AND MAINTAIN AN ELECTRICAL TRANSFORMER VAULT SERVING THE MEDICAL OFFICE BUILDING AND TO LOCATE NEW DOORS AND OPENINGS IN THE EXISTING PERIMETER RETAINING WALL AND ALSO, FOR THE PURPOSE OF INGRESS AND EGRESS DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 1 OF TRACT NO. 29854, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 849 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, INCLUDED WITHINA STRIP OF LAND 44.00 FEET WIDE AND LYING 22.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

BEGINNING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE IN THE SOUTHERLY LINE OF SAID LOT 1,WHICH HAS A BEARING AND DISTANCE OF SOURTH 89 DEGREES 43 MINUTES 00 SECONDS EAST 169.92 FEET; THENCE NORTH 89 DEGREES 43 MINUTES 00 SECONDS WEST 71.93 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0 DEGREES 17 MINUTES 00 SECONDS EAST 2.76 FEET.

SCHEDULE B

Rent Roll

[See attached copy.]

Cedars Sinai I (East)
8631 West Third St., Los Angeles, CA

INDEX

Lease

1.                                    Lease, dated February 21, 1978, by and between Medical Office Buildings, Ltd. (“Landlord”) and Crocker National Bank (“Tenant”).

2.                                    Addendum to Lease, dated February 21, 1978, by and between Medical Office Buildings, Ltd. (“Landlord”) and Crocker National Bank (“Tenant”).

3.                                    Amendment to Lease, dated May 1, 1988, by and between Medical Office Buildings, Ltd. (“Landlord”) and Wells Fargo Bank, successor in interest to Crocker National Bank (“Tenant”).

4.                                    Second Amendment to Lease, dated March 5, 2002, by and between Cedars LA, LLC, successor in interest to Medical Office Buildings, Ltd.  (“Landlord”) and Wells Fargo Bank, N.A. (“Tenant”).

5.                                    Third Lease Amendment, dated October 11, 2007, by and between Cedars LA LLC (“Landlord”) and Wells Fargo Bank, N.A. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated December 22, 1976, by and between Medical Office Buildings, Ltd. (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”), not available

Rider to Lease, dated December 22, 1976; First Amendment of Lease, dated June 15, 1978, not available;

Second Amendment of Lease, dated January 26, 1979, not available;

Third Amendment of Lease, dated February 1, 1980;

4th Amendment to and Renewal of Lease, dated December 13, 1989;

Fifth Amendment to Lease, dated May 31, 1992;

Sixth Amendment to Lease, dated May 12, 1999 by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease Agreement, dated March 26, 2001, by and between Cedars LA, LLC (“Landlord”) and Cedars-Sinai Medical Care Center (“Tenant”).

3.                                    First Amendment to Lease, dated October 12, 2005, by and between Cedars LA, LLC (“Landlord”) and Cedars-Sinai Medical Care Center (“Tenant”).

INDEX

Lease

1.                                    Lease Agreement, dated March 6, 2003, by and between Cedars LA, LLC (“Landlord”) and Thais Aliabadi, M.D. (“Tenant”).

2.                                    Declaration by Landlord and Tenant as to Commencement Date, executed November 4, 2003, by Cedars LA, LLC (“Landlord”) and Thais Aliabadi, M.D. (“Tenant”).  Re:  Commencement Date occurred November 15, 2003, and the Original Term will expire November 14, 2010.

3.                                    First Lease Amendment, dated April 5, 2010, by and between Cedars LA, LLC (“Landlord”) and Thais Aliabadi, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March, 1989, by and between Wright-Carlyle Partners (“Landlord”) and Clifford Bochner, M.D. (“Tenant”),

Lease Agreement, dated March 15, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Clifford Bochner, M.D. Inc,

Lease Agreement, dated February 25, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Clifford Bochner, M.D. Inc, and

Lease Agreement, dated March 22, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Clifford Bochner, M.D., Inc. (“Tenant”).

Guaranty, dated March 23, 2000, from Clifford Bochner, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.                                    Lease Agreement, dated October 25, 2002, by and between Cedars LA, LLC (“Landlord”) and Clifford Bochner, M.D. (“Tenant”).

3.                                    Guaranty, dated October 26, 2002, from Clifford Bochner, M.D. (“Guarantor”) to Cedars LA, LLC (“Landlord”).

4.                                    First Lease Amendment, dated December 10, 2007 by and between Cedars LA LLC (“Landlord”) and Clifford Bochner, M.D., Inc. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 25, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated May 30, 2002, by and between Cedars LA, LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA, LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Lease, dated May 30, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated October 29, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Gary S. Bellack, M.D. (“Tenant”),

Lease Agreement, dated May 22, 1996 by and between Wright-Carlyle Partners (“Landlord”) and Gary S. Bellack, M.D. (“Tenant”).

2.                                    Lease, dated May 6, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Gary S. Bellack, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated August 11, 2004, by and between Cedars LA, LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Gary S. Bellack, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated August 25, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Amir Monfared, M.D. (“Tenant”), and

Lease Agreement, dated August 2, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Amir Monfared, M.D. (“Tenant”).

2.                                    Lease, dated February 19, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Amir Monfared, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated January 26, 2004, by and between Cedars LA, LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Amir Monfared, M.D. (“Tenant”).

4.                                    Second Lease Amendment, dated June 23, 2009, by and between Cedars LA LLC (“Landlord”) and Amir Monfared, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated September 8, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Daniel S. Dunkelman, M.D. (“Tenant”).

2.                                    Lease, dated June 19, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Daniel S. Dunkelman, M.D. (“Tenant”).

3.                                    First Amendment to Lease, dated October 28, 2002, by and between Cedars LA, LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Daniel Dunkelman, M.D. (“Tenant”).

4.                                    Second Lease Amendment, dated January 16, 2008, by and between Cedars LA LLC (“Landlord”) and Daniel Dunkelman, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated January 10, 1990, by and between Wright-Carlyle Partners (“Landlord”) and Lawrence M. Bruskch, M.D. (“Tenant”);

Lease Agreement, dated March 10, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Lawrence M. Bruksch, M.D. and Gregory J. Ewertz M.D.

2.                                    Lease, dated December 30, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Plaza-Towers Obstetrics and Gynecology (“Tenant”).

3.                                    Guaranty, dated December 30, 1998, from Gregory J. Ewertz, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.                                    Guaranty, dated December 30, 1998, from Betty P. Lee, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

5.                                    Guaranty, dated December 30, 1998, from Anita Pavlina, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

6.                                    Guaranty, dated December 30, 1998, from Lawrence M. Bruksch, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

7.                                    Letter Agreement, dated September 4, 2002, by and between Lawrence Bruksch, M.D., Tenant’s Representative and Matt DeMello, Landlord’s Representative.

8.                                    First Amendment to Lease, dated September 9, 2003, by and between Cedars LA, LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Plaza-Towers Obstetrics and Gynecology (“Tenant”).

9.                                    Second Lease Amendment, dated April 21, 2005, by and between Cedars LA, LLC (“Landlord”) and Plaza-Towers Obstetrics and Gynecology (“Tenant”).

10.                            Third Lease Amendment, dated May 31, 2006, by and between Cedars LA, LLC (“Landlord”) and Plaza-Towers Obstetrics and Gynecology (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated November 1, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Letter –Change in Commencement and Expiration Dates, dated March 16, 1995, from Matt DeMello, Leasing Administrator, Cedars-Sinai Medical Office Towers to Hillary Rosenwald, Cedars-Sinai Medical Center.

Lease, dated February 28, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated July 17, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated April 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated August 19, 2002, by and between Cedars LA, LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated November 1, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated April 1, 1986, by and between Wright-Carlyle Partners (“Landlord”) and Mrs. Soktae Kim, dba Tower Express Cleaners (“Tenant”)

Lease Agreement, dated September 19, 1991, Wright-Carlyle Partners (“Landlord”) Soktae Kim, dba Tower Express Cleaners (“Tenant”)

Amendment, Assignment and Assumption of Lease and Landlord Consent, dated March 2, 1999, by and between Hub LA Limited Partnership (“Landlord”) which has succeeded to the interest of Wright-Carlyle (“Original Landlord”) under the Lease, Soktae Kim, dba Tower Express Cleaners (“Assignor”) and Jong J. Hong (“Tenant”).

Assignment and Assumption of Lease and Landlord Consent, dated September 12, 2000, by and between Hub LA Limited Partnership (“Landlord”) which has succeeded to the interest of Wright-Carlyle (“Original Landlord”) under the Lease, Jong J. Hong (“Assignor”) and Kyung Eun Lee (“Tenant”).

2.                                    Lease, dated February 15, 2002, by and between Cedars LA, LLC (“Landlord”) and Kyung Eun Lee d/b/a Tower Express Cleaners (“Tenant”).

3.                                    First Lease Amendment, dated February 13, 2009, by and between Cedars LA LLC (“Landlord”) and Kyung Eun Lee d/b/a Tower Express Cleaners (“Tenant”).

INDEX

Lease

1.                                    Lease, dated January 3, 2001, by and between Cedars LA LLC (“Landlord”) and Donald Feigelson, D.P.M., Inc. and Noreen Oswell, D.P.M., Inc. (“Tenant”).

2.                                    Guaranty, dated January 4, 2001, from Noreen Oswell, D.P.M. (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    Guaranty, dated January 4, 2001, from Donald Feigelson, D.P.M. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    First Amendment to Lease, dated March 28, 2002, by and between Cedars LA LLC (“Landlord”) and Donald Feigelson, D.P.M., Inc., and Noreen Oswell, D.P.M., Inc. (“Tenant”).

5.                                    Second Amendment to Lease, dated January 11, 2007, by and between Cedars LA LLC (“Landlord”) and Donald P. Feigelson, D.P.M., Inc., and Noreen N. Oswell, D.P.M., Inc. (“Tenant”).

6.                                    Termination of Liability Letter, dated December 9, 2008, from Barry M. Braiker, M.D. F.A.C.S., stating that Dr. Feigelson will not be able to return to his occupation due to his health condition.  Note: Per e-mail in correspondence section dated December 17, 2008, from Matt Demello to Julia Rice the lease is not terminating, Dr. Oswell will continue on as tenant.

INDEX

Lease

1.                                    Lease,  dated August 15, 2003, by and between Cedars LA, LLC (“Landlord”) and Martin Hopp, M.D., Ph.D., Inc. (“Tenant”).

2.                                    Guaranty, dated August 16, 2003, from Martin Hopp, M.D., PhD (“Guarantor”) to Cedars LA, LLC (“Landlord”).

3.                                    First Lease Amendment, dated September 16, 2010, by and between Cedars LA LLC (“Landlord”) and Martin L. Hopp, M.D., Ph.D (“Tenant”).

INDEX

Lease

1.                                    Lease, dated June 1, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Judy’s Deli, Inc. (“Tenant”).

2.                                    Guaranty, dated June 2, 2000, from Zion Zamir (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

3.                                    Guaranty, dated June 2, 2000, from Michelle Zamir (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.                                    First Lease Amendment, dated November 18, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Judy’s Deli, Inc. (“Tenant”).

5.                                    Assignment of Lease, dated July 16, 2007, by and between Judy’s Deli, Inc., (“Assignor”) and Judi’s Deli, Inc. (“Assignee”).

6.                                    Consent to Assignment and Assumption of Lease and Second Amendment, dated September 10, 2007, by and between Cedars LA LLC (“Landlord”), Judy’s Deli (“Tenant”) and Judi’s Deli (“Assignee”).

7.                                    Third Lease Amendment, dated October 16, 2008, by and between Cedars LA LLC (“Landlord”) and Judi’s Deli, Inc. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated February 5, 1979, by and between Medical Office Buildings, Ltd. (“Landlord”) and Zulficar Habib (“Tenant”).

2.                                    Assignment, Assumption and Consent of Lease, dated January 31, 1980, by and between Medical Office Buildings, Ltd. (“Landlord”), Zulficar Habib (“Tenant”), and Robert M. Ahmadi (“Lessee”).

3.                                    Extension Letter Notice, dated August 11, 1988, from Kyou Sahng Le and Ok Ja Lee d/b/a Robert’s Gift Shop (“Tenant”) to Wright-Carlyle Partners (“Landlord”).

4.                                    Amendment to and Renewal of Lease, dated May 17, 1989, by and between Wright-Carlyle Partners (“Landlord”) and Kyou Sahng Lee and Ok Ja Lee (“Tenant”).

5.                                    Lease Assignment, Assumption and Consent Agreement, dated May 27, 1992, by and between Kyou Sahng Lee and Ok Ja Lee (“Assignor”), John Lee (“Assignee”) and Wright-Carlyle Partners (“Landlord”).

6.                                    Lease Assignment, Assumption and Consent Agreement, dated December 21, 1995, by and between John Lee (“Assignor”), Kyou Sahng Lee and Ok Ja Lee (“Assignee”) and Wright-Carlyle Partners (“Landlord”).

7.                                    Guaranty, dated September, 1997, by So Hyun Lee (“Guarantor”) to Hub LA Limited Partnership, successor in interest to Wright-Carlyle Partners (“Landlord”).

8.                                    Amendment,  Assignment and Assumption of Lease and Landlord Consent, dated September 23. 1997, by and between Hub LA Limited Partnership (“Landlord”), Kyou Sahng Lee and Ok Ja Lee (“Assignor”) and Marco Aurelio, Inc. (“Tenant”).

9.                                    Amendment,  Assignment and Assumption of Lease and Landlord Consent, dated March 16, 2004, by and between Cedars LA LLC, successor in interest to Medical Office Buildings, Ltd. and its successors and assigns (“Landlord”), Marco Aurelio, Inc

(“Assignor”) and Mr. Wonderful, Inc (“Tenant”).

10.                            Guaranty, dated March 17, 2004, by Tae Kwang Lee (“Guarantor”) to Cedars LA LLC (“Landlord”).

11.                            Guaranty, dated June 15, 2007, by Kong Ja Kim (“Guarantor”) to Cedars LA LLC (“Landlord”).

12.                            Consent to Transfer and Amendment to and Reaffirmation of Lease, dated June 15, 2007, by and between Cedars LA LLC (“Landlord”), Tai Kwang Lee (“Transferor”), Kong Ja Kim (“Transferee”) and Mr. Wonderful, Inc. (“Tenant”).

13.                            Lease Amendment, dated March 13, 2009, by and between Cedars LA LLC (“Landlord”) and Mr. Wonderful, Inc. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated May 2, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Optix Boutique (“Tenant”).

2.                                    Guaranty, dated May 4, 2000, from Lois Samms (‘Guarantor”) to Hub LA Limited Partnership (“Landlord”).

3.                                    Guaranty, dated May 4, 2000, from Zinaida Volfson (‘Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.                                    First Amendment to Lease, dated May 6, 2003, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Lois Samms dba Optix Boutique (“Tenant”).

5.                                    Second Lease Amendment, dated June 28, 2005, by and between Cedars LA, LLC (“Landlord”) and Lois Samms dba Optix Boutique (“Tenant”).

6.                                    Third Lease Amendment, dated May 27, 2010, by and between Cedars LA, LLC (“Landlord”) and Lois Samms dba Optix Boutique (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated April 27, 1995, by and between Wright Carlyle Partners (“Landlord”) and Barton Shonholtz, d/b/a Custom Jewelry (“Tenant”).

Lease Agreement, dated January 7, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Barton Shonholtz, d/b/a Custom Jewelry (“Tenant”).

First Amendment to Lease, dated April 21, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Barton Shonholtz, d/b/a Custom Jewelry (“Tenant”).

2.                                    Lease, dated June 7, 2002, by and between Cedars LA LLC (“Landlord”) and Barton Shonholtz, d/b/a Custom Jewelry (“Tenant”).

3.                                    First Lease Amendment, dated April 21, 2008, by and between Cedars LA LLC (“Landlord”) and Barton Shonholtz d/b/a Custom Jewelry (“Tenant’).

4.                                    Second Lease Amendment, dated April 30, 2009, by and between Cedars LA LLC (“Landlord”) and Barton Shonholtz d/b/a Custom Jewelry (“Tenant”).

INDEX

Lease

1.                                    Lease Agreement, dated February 29, 1996, by and between Wright-Carlyle Partners (“Landlord”) and The Coffee Station, Inc. (“Tenant”).

2.                                    First Lease Amendment, dated February 15, 2006, by and between Cedars LA LLC, successor in interest to Wright-Carlyle Partners (“Landlord”) and Tully’s Coffee Corporation (“Tenant”).

3.                                    Second Amendment of Lease and Consent to Sublease Agreement, dated October 28, 2008, by and between Cedars LA LLC (“Landlord”), Tully’s Coffee Corporation (“Tenant”) and JH Development, LLC (“Subtenant’).

4.                                    Guaranty, dated October 28, 2008, from Mi J. Cho (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.                                    Guaranty, dated October 28, 2008, from Young I. Hwang (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Sublease

1.                                    Sublease Agreement, dated August 5, 2008, by and between Tully’s Coffee Corporation (“Sublessor”) and JH Development (“Sublessee”).

2.                                    Consent to Sublease Agreement andSecond Amendment to Lease, dated October 28, 2008, by and between Cedars LA LLC (“Landlord”), Tully’s Coffee Corporation (“Tenant”) and JH Development, LLC (“Subtenant”). Note:  Original in Lease Index.

INDEX

Lease

1.                                    Guaranty, dated November 27, 2001, from Earl Berman (“Guarantor”) to Cedars LA LLC (“Landlord”)

2.                                    Lease, dated December 13, 2001, by and between Cedars LA LLC (“Landlord”) and Sharon MacDuffee, dba Marina Hearing Services (“Tenant”).

3.                                    First Lease Amendment, dated October 27, 2006, by and between Cedars LA LLC (“Landlord”) and The Tower Audiology Center Corporation, successor in interest to Sharon MacDuffee, dba Marina Hearing Services (“Tenant”).

4.                                    Guaranty, dated October 27, 2006, from Sharon MacDuffee (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated December 22, 1976, by and between Howard S. Wright Development Co. (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated August 11, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Gavin Herbert Co., dba Horton and Converse Pharmacies (“Tenant”).

2.                                    Lease, dated August 24, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Gavin Herbert Co., dba Horton and Converse Pharmacies (“Tenant”).

3.                                    First Amendment to Lease, dated May 13, 2003, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Gavin Herbert Co., dba Horton and Converse Pharmacies (“Tenant”)

4.                                    Extension Letter Request, dated November 29, 2007, from Keith R. Lumpkin, President, Horton & Converse (“Tenant”) to Matt DeMello (“Landlord”) Re: Request to exercise option to extend lease for an additional five (5) years.

INDEX

Lease

1.                                    Lease, dated January 31, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated April 25, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated September 23, 1996.

Letter, dated August 26, 1999 – Option to Extend Lease Term.

2.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated November 1, 2007 by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated July 1, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Pure Balance, Inc. (“Tenant”).

Amendment to Lease, dated April 7, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Pure Balance, Inc. (“Tenant”).

2.                                    Lease, dated July 17, 2003, by and between Cedars LA LLC (“Landlord”) and Pure Balance, Inc. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 1, 1988 by and between Wright-Carlyle Partners (“Landlord”) and Samuel Miles, M.D., Howard Toff, M.D., Alan S. Blaustein, J.D., M.D. (“Tenant”).

Lease, dated August 19, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Samuel I. Miles, M.D., Alan S. Blaustein, J.D., M.D. and Paul Barkopoulos, M.D., Ph.D. (“Tenant”).

Amendment to Lease, dated March 24, 1995. Wright-Carlyle Partners (“Landlord”) and Samuel I. Miles, M.D., Alan S. Blaustein, J.D., M.D. and Paul Barkopoulos, M.D., Ph.D. (“Tenant”).

Lease Agreement, dated June 25, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Samuel I. Miles, M.D., Alan S. Blaustein, M.D. and Mary Leventhal, M.D. (“Tenant”).

2.                                    Lease, dated May 19, 2003, by and between, Cedars LA LLC (“Landlord”) and Samuel I. Miles, M.D., Alan S. Blaustein, M.D. and Mary Leventhal, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated March 27, 2008, by and between Cedars LA LLC (“Landlord”) and Samuel I. Miles, M.D., Alan S. Blaustein, M.D. and Mary Leventhal, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated July 20, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated July 31, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated April 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated November 1, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Lease, dated August 14, 2003, by and between Cedars LA LLC (“Landlord”) and Martin L. Hopp, M.D., Ph.D (“Tenant”).

2.                                    Guaranty, dated August 15, 2003, from Martin Hopp, M.D., Ph.D (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    First Lease Amendment, dated October 14, 2003, by and between Cedars LA LLC (“Landlord”) and Martin L. Hopp, M.D., Ph.D (“Tenant”).

4.                                    Second Lease Amendment, dated September 16, 2010, by and between Cedars LA LLC (“Landlord”) and Martin L. Hopp, M.D., Ph.D (“Tenant”).

INDEX

Lease

1.                                    Lease, dated February 11, 2004, by and between Cedars LA LLC (“Landlord”) and Martin L. Hopp, M.D., Ph.D (“Tenant”).

2.                                    Guaranty, dated April 12, 2004, from Martin L. Hopp, M.D., Ph.D (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    First Lease Amendment, dated September 16, 2010, by and between Cedars LA LLC (“Landlord”) and Martin L. Hopp, M.D., Ph.D (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated September 7, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Ivor L. Geft, M.D. (“Tenant”),

Lease Agreement, dated May 20, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Ivor Geft, M.D., Jay Jordon, M.D. and Howard Goldberg, M.D. (“Tenant”).

Lease Agreement, dated August 4, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Ivor Geft, M.D., Howard Goldberg, M.D., Jeffrey Goodman, M.D. and Jay Jordan, M.D. (“Tenant”),

First Amendment to Lease, dated February 9, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Ivor Geft, M.D., Howard Goldberg, M.D., Jeffrey Goodman, M.D. and Jay Jordan, M.D. (“Tenant”).

2.                                    Lease Agreement, dated July 30, 2001, by and between Cedars LA LLC (“Landlord”) and Ivor Geft, M.D., Jeffrey Goodman, M.D. and Jay Jordan, M.D. (“Tenant”).

3.                                    First Amendment to Lease, dated March 26, 2004, by and between Cedars LA LLC (“Landlord”) and Ivor Geft, M.D., Jeffrey Goodman, M.D., Jay Jordan, M.D. and Howard Goldberg, M.D. (“Tenant”).

4.                                    Second Amendment to Lease, dated March 23, 2007, by and between Cedars LA LLC (“Landlord”) and Ivor Geft, M.D., Jeffrey Goodman, M.D., Jay Jordan, M.D. and Howard Goldberg, M.D. (“Tenant”).

5.                                    Third Amendment to Lease, dated July 22, 2010, by and between Cedars LA LLC (“Landlord”) and Ivor Geft, M.D., Jeffrey Goodman, M.D., and Jay Jordan, M.D. (“Tenant”).  Re:  Removal of Howard Goldberg, M.D. from lease.

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated August 26, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Phillip G. brooks, M.D., Malcolm L. Margolin M.D., Arthur S. Allen, M.D., Scott P. Serden, M.D. and Vivian M. Dickerson, M.D. (“Tenant”).

Lease Agreement, dated December 19, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

Lease, dated February 10, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Heldfond, Brooks, Margolin, Allen, Serden & Dickerson (“Tenant”).

2.         Guaranty, dated February 11, 1999, from Christine Collins, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

3.         Guaranty, dated February 11, 1999, from Ann Hofstadter, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.         Guaranty, dated February 11, 1999, from Scott P. Serden, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

5.         Guaranty, dated February 11, 1999, from Malcolm L. Margolin, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

6.         Guaranty, dated February 11, 1999, from Philip G. Brooks, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

7.         First Amendment to Lease, dated October 6, 2003, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Heldfond Medical Group, successor in interest to Heldfond, Brooks, Margolin, Allen, Serden & Dickerson (“Tenant”).

8.         Second Amendment to Lease, dated January 26, 2006, by and between Cedars LA LLC (“Landlord”) and Heldfond Medical Group (“Tenant”).

9.         Guaranty, dated January 26, 2006, from Christina Adberg, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

10.       Third Lease Amendment, dated January 26, 2009, by and between Cedars LA LLC (“Landlord”) and the Heldfond Medical Group, Inc. (“Tenant”).

11.       Guaranty, dated January 26, 2009, from Ayanna Walden, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 22, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.         Lease, dated May 30, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.         First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease, dated August 23, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.         Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.         First Lease Amendment, dated August 27, 2008, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated November 21, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

Lease Agreement, dated June 29, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

Lease Agreement, dated March 10, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

Lease Agreement, dated May 23, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

First Amendment to Lease, dated March 23, 1998, by and between Hub LA Limited Partnership, successor in interest to Wright-Carlyle Partners (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

Second Amendment to Lease, dated May 25, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

2.         Lease, dated April 8, 2002, by and between Cedars LA LLC (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

3.         Guaranty, dated April 9, 2002, from Ronald Andiman (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         Guaranty, dated April 9, 2002, from Colin Stokol (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.         First Lease Amendment, dated May 9, 2005, by and between Cedars LA LLC (“Landlord”) and Southern

Neurological Medical Group, Inc. (“Tenant”).

6.         Guaranty, dated May 9, 2005, from Sy Young, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

7.         Second Lease Amendment, dated June 27, 2008, by and between Cedars LA LLC (“Landlord”) and Southern California Neurological Medical Group, Inc. (“Tenant”).

8.         Third Lease Amendment, dated June 23, 2009, by and between Cedars LA LLC (“Landlord”) and Southern California Neurological Medical Group, Inc. (SCNMG) and Jan H. Merman, M.D. (“Tenant”).  Re: “Merman” assumes lease with SCNMG and extends lease term.

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated April 9, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated March 16, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated April 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.         Lease, dated October 25, 2001, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.         First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated April 27, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Jonathan C. Ellis, M.D., Jerold Federman, M.D. and James H. Sherman, M.D. (“Tenant”).

Lease Agreement, dated September 28, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Jonathan C. Ellis, M.D., James H. Sherman, M.D. and Carey B. Strom, M.D. (“Tenant”).

Lease Agreement, dated November 29, 2000, by and between Hub LA Limited Partnership (“Landlord”) and James H. Sherman, M.D., Jonathan C. Ellis, M.D. and Carey B. Strom, M.D. (“Tenant”).

2.         Lease, dated May 5, 2003, by and between Cedars LA LLC (“Landlord”) and James Sherman, M.D. and Jeffrey Sherman, M.D. (“Tenant”).

3.         First Lease Amendment, dated September 28, 2006, by and between Cedars LA LLC (“Landlord”) and James Sherman, M.D. and Jeffrey Sherman, M.D. (“Tenant”).

4.         Second Lease Amendment, dated October 30, 2009, by and between Cedars LA LLC (“Landlord”) and James Sherman, M.D. and Jeffrey Sherman, M.D. (“Tenant”).

INDEX
Lease

1.         Lease, dated April __, 2005, by and between Cedars LA LLC (“Landlord”) and Millard Zisser, M.D. (“Tenant”).

2.         Confirmation of Lease Term, dated September 21, 2005, by and between Cedars LA LLC (“Landlord”) and Millard Zisser, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 2, 1989, by and between Wright-Carlyle Partners (“Landlord”) and Michael B. Van Scoy-Mosher, M.D. and Becky J. Miller, M.D. (“Tenant”).

Lease Agreement, dated August 24, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Michael B. Van Scoy-Mosher, M.D. and Becky J. Miller, M.D. (“Tenant”).

2.         Lease, dated August 4, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Michael B. Van Scoy-Mosher, M.D. and Becky Miller, M.D. (“Tenant”).

3.         First Lease Amendment, dated February 4, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Michael B. Van Scoy-Mosher, M.D. and Becky J. Miller, M.D. (“Tenant”).

4.         Second Lease Amendment, dated August 13, 2004, by and between Cedars LA LLC (“Landlord”) and Michael B. Van Scoy-Mosher, M.D. and Becky J. Miller, M.D. (“Tenant”).

5.         Third Lease Amendment, dated April 7, 2009, by and between Cedars LA LLC (“Landlord”) and Michael B. Van Scoy-Mosher, M.D. and Becky J. Miller, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated November 6, 1989, by and between Wright-Carlyle Partners (“Landlord”) and David S. Katzin, M.D. (“Tenant”), and

Lease Agreement, dated August 22, 1994, by and between Wright-Carlyle Partners (“Landlord”) and David S. Katzin, M.D. (“Tenant”).

2.         Guaranty, dated June 27, 1999, from David S. Katzin, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

3.         Lease, dated June 28, 1999, by and between Hub LA Limited Partnership (“Landlord”) and David S. Katzin, M.D. (“Tenant”).

4.         First Amendment to Lease, dated November 14, 2000, by and between Hub LA Limited Partnership (“Landlord”) and David S. Katzin, M.D. (“Tenant”).

5.         Second Lease Amendment, dated July 2, 2004, by and between Cedars LA LLC, successor in interest to (Hub LA Limited Partnership “Landlord”) and David S. Katzin, M.D. (“Tenant”).

6.         Extension Letter Request, dated May 25, 2010, from David Katzin, M.D. (“Tenant”) to Matt Demello, Cedars-Sinai Medical Towers (“Landlord”). Re:  Request to exercise option to renew. -COPY

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated May 4, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Vascular Surgery Associates Medical Group, Inc. (“Tenant”).

Two-Year Extension of Lease, dated July 27, 1993, Wright-Carlyle Partners (“Landlord”) and Vascular Surgery Associates Medical Group, Inc. (“Tenant”),

Lease Agreement, dated July 10, 1995, Wright-Carlyle Partners (“Landlord”) and Vascular Surgery Associates Medical Group, Inc. (“Tenant”).

Amendment to Lease, dated January 9, 1996, Wright-Carlyle Partners (“Landlord”) and Vascular Surgery Associates Medical Group, Inc. (“Tenant”).

2.         Lease , dated November 29, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Vascular Surgery Associates Medical Group, Inc. (“Tenant”).

3.         Guaranty, dated November 30, 2000, from J. Lewis Cohen, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.         Guaranty, dated November 30, 2000, from David V. Cossman, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

5.         Guaranty, dated November 30, 2000, from Willis H. Wagner, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

6.         Guaranty, dated November 30, 2000, from Phillip Levin, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

7.         Guaranty, dated November 30, 2000, from Alik Farber, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

8.         First Lease Amendment, dated December 23, 2005, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Vascular

Surgery Associates Medical Group, Inc. (“Tenant”).  Note:  2 originals

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated February 1, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Edward Davis, M.D. (“Tenant”),

Lease Assignment, Assumption and Consent Agreement, dated February 1, 1989, (Effective Date) by and between Edward H. Davis. M.D. (“Assignor”), Edward H. Davis, M.D., Ronald Fisk, M.D., Ph.D., and Clarke D. Espy, M.D. (“Assignee”) and Wright-Carlyle Partners (“Landlord”).

Lease Agreement, dated August 31, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Ronald Fisk, M.D., Ph.D., Clarke D. Espy, M.D. and Jan H. Merman, M.D. (“Tenant”).

First Amendment to Lease, dated September 29, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Ronald H. Fisk, M.D., Ph.D., Clarke D. Espy, M.D. and Jan H. Merman, M.D. (“Tenant”).
Not Available.

Second Amendment to Lease, dated July 13, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Ronald H. Fisk, M.D., Ph.D., Clarke D. Espy, M.D. and Jan H. Merman, M.D. (“Tenant”).

2.         Lease, dated May 20, 2003, by and between Cedars LA LLC (“Landlord”) and Ronald H. Fisk, M.D., Ph.D., Clarke D. Espy, M.D. and Jan H. Merman, M.D. (“Tenant”).

3.         Assignment, Assumption and First Amendment of Lease and Landlord Consent, dated August 20, 2008, by and between Cedars LA LLC (“Landlord”), Jan H. Merman, M.D. (“Assignor”), Ronald H. Fisk, M.D. Ph.D. and Clark D. Espy, M.D. (“Assignee”).

4.         Assignment, Assumption and Second Amendment of Lease and Landlord Consent, dated October 1, 2010, by and among Cedars LA LLC (“Landlord”), Clark D. Espy, M.D. (“Assignor”) and Ronald H. Fisk, M.D. Ph.D. and Alan Weinberger, M.D. (“Assignee”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 30, 1984, by and between Wright-Carlyle Partners (“Landlord”) and Eugene G. Flaum, M.D. (“Tenant”).

Lease Agreement, dated May 18, 1989, Wright-Carlyle Partners (“Landlord”) and Eugene G. Flaum, M.D. (“Tenant”).

Lease Agreement, dated November 15, 1994, Wright-Carlyle Partners (“Landlord”) and Eugene G. Flaum, M.D. (“Tenant”).

First Amendment to Lease, dated December 30, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Eugene G. Flaum, M.D. (“Tenant”).

2.         Lease Agreement, dated August 23, 2002, by and between Cedars LA LLC (“Landlord”) and Eugene G. Flaum, M.D. (“Tenant”).

3.         Guaranty, dated August 26, 2002, from Eugene G. Flaum, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         First Lease Amendment, dated May 17, 2004, by and between Cedars LA LLC (“Landlord”) and Eugene G. Flaum, M.D. (“Tenant”).

5.         Guaranty, dated October 1, 2007, from Ryan F. Osborne, M.D. (“Guarantor”) to Cedar LA LLC (“Landlord”).

6.         Assignment and Assumption of Leases for 625E, Consent for 625E and Second Amendments to Leases for 625E and 945E, dated October 1, 2007, by and between Cedars LA LLC (“Landlord”), Eugene G. Flaum, M.D. (“Tenant”) and Ryan F. Osborne, M.D. (“Assignee”). Note: Copy placed in property # 601170, Ste. 945E pressboard.

7.         Third Lease Amendment to Leases for 625E and 945E, dated August 14, 2009, by and between Cedars LA LLC (“Landlord”) and Ryan F. Osborne, M.D., Inc.

successor in interest to Eugene G. Flaum, M.D. (“Tenant”).  Note: Copy placed in property # 601170, Ste. 945E pressboard.

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated May 5, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Peter Goldman, M.D. (“Tenant”).

Amendment to Lease, dated October 13, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Peter Goldman, M.D. (“Tenant”).

2.         Lease, dated August 20, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Peter Goldman, M.D. (“Tenant”).

3.         First Amendment to Lease, dated March 17, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Goldman Dubow Medical Group (“Tenant”).

4.         Second Amendment to Lease, dated June 25, 2007, by and between Cedars LA LLC (“Landlord”) and Goldman Dubow Medical Group (“Tenant”).

5.         Third Amendment to Lease, dated July 30, 2009, by and between Cedars LA LLC (“Landlord”) and Goldman Dubow Medical Group (“Tenant”). Re: Extension of Lease Term expiring on December 31, 2012.

INDEX

Lease

1.         Lease, dated June 25, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

INDEX

Lease

1.         Historical Lease Data for Reference Purposes

Lease Agreement, dated May 2, 1989, by and between Wright-Carlyle Partners (“Landlord”) and Calvin Ezrin, M.D. (“Tenant”)

Lease Assignment, Assunption and Consent Agreement, dated August 10, 1990, by and among Calvin Ezrin, M.D. (“Assignor”), Elayne Garber, M.D. (“Assignee”) and Wright-Carlyle Partners (“Landlord”)

Lease Agreement, dated September 9, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Elayne K. Garber, M.D. (“Tenant”).

Guaranty, dated August 26, 1998, from Elayne K. Garber, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Lease Agreement, dated August 27, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Elayne K. Garber, M.D. (“Tenant”).

2.         Lease, dated July 17, 2003, by and between Cedars LA LLC (“Landlord”) and Elayne K. Garber, M.D. (“Tenant”).

3.         Guaranty, dated July 18, 2003, from Elayne K. Garber, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         First Lease Amendment, dated July 2, 2008, by and between Cedars LA LLC (“Landlord”) and Elayne K. Garber, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 27, 1997, by and between Wright-Carlyle Partners (“Landlord”) and David E. Fermelia, M.D. (“Tenant”),

2.         Lease, dated December 31, 2001, by and between Cedars LA LLC (“Landlord”) and David E. Fermelia, M.D. (“Tenant”).

3.         First Lease Amendment, dated January 31, 2007, by and between Cedars LA LLC (“Landlord”) and David E. Fermelia, M.D. (“Tenant”).

4.         Assignment, Assumption and Second Amendment of Lease and Landlord Consent, dated March 26, 2008, by and between Cedars LA LLC (“Landlord”), David E. Fermelia, M.D. (“Assignor”) and Cedars-Sinai Medical Care Foundation (“Assignee”).

INDEX

Lease

1.                                    Lease, dated January 27, 2003, by and between Cedars LA LLC (“Landlord”) and Kiarash Michael, M.D. and Robert Sanford, M.D. (“Tenant”).

2.                                    Declaration by Landlord and Tenant as to Commencement Date, executed September 1, 2003, by and between Cedars LA LLC (“Landlord”) and Kiarash Michael, M.D. and Robert Sanford, M.D. (“Tenant”).

3.                                    First Amendment to Lease, dated July 2, 2003, by and between Cedars LA LLC (“Landlord”) and Kiarash Michael, M.D. and Sanford, M.D. (“Tenant”).

4.                                    Second Amendment to Lease, dated November 10, 2003, by and between Cedars LA LLC (“Landlord”) and Kiarash Michael, M.D. and Sanford, M.D. (“Tenant”).

5.                                    Third Lease Amendment, dated March 11, 2004, by and between Cedars LA LLC (“Landlord”) and Kiarash Michael, M.D. and Sanford, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes.

Lease Agreement, dated February 15, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Cutler Kallus, M.D. (“Tenant”).

Lease Agreement, dated September 7, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Cutler Kallus, M.D. (“Tenant”)

Lease Agreement, dated June 11, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Sanford, M.D. (“Tenant”).

2.                                    Lease, dated January 27, 2003, by and between Cedars LA LLC (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Sanford, M.D. (“Tenant”).

3.                                    Declaration by Landlord and Tenant as to Commencment Date, executed September 24, 2003, by and between Cedars LA LLC (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Sanford, M.D. (“Tenant”).

4.                                    First Amendment to Lease, dated July 2, 2003, by and between Cedars LA LLC (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Sanford, M.D. (“Tenant”).

5.                                    Second Amendment to Lease, dated November 10, 2003, by and between Cedars LA LLC (“Landlord”) and Liliana Sloninsky, M.D. and Margaret Sanford, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated December 1, 1993 by and between Wright-Carlyle Partners (“Landlord”) and Robert R. Gerber, D.D.S. (“Tenant”).

Lease Agreement, dated July 11, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Robert R. Gerber, D.D.S. (“Tenant”).

Amendment to Lease, dated November 18, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Robert R. Gerber, D.D.S. (“Tenant”)

2.                                    Lease, dated June 1, 2001, by and between Cedars LA LLC (“Landlord”) and Robert B. Gerber, D.D.S. (“Tenant”).

3.                                    First Lease Amendment, dated May 1, 2006, by and between Cedars LA LLC (“Landlord”) and Robert B. Gerber, D.D.S. (“Tenant”).

4.                                    Guaranty, dated May 1, 2006, from Robert B. Gerber, D.D.S. (“Guarantor”) to Cedars LA LLC (“Landlord”)

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated August 24, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Stricke and Kahan, Inc. dba Western Pulmonary Associates Medical Group (“Tenant”).

Lease Agreement, dated April 5, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Leslie Stricke, M.D. and Stanley Kahan, M.D. dba Western Pulmonary Associates Medical Group (“Tenant”).

One-Year Lease Extension, dated December 11, 1995, by ad between Wright-Carlyle Partners (“Landlord”) and Leslie Stricke, M.D. and Stanley Kahan, M.D. dba Western Pulmonary Associates Medical Group (“Tenant”).

Lease Agreement, dated February 4, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Leslie Stricke, M.D. and Stanley Kahan, M.D. dba Western Pulmonary Associates Medical Group and J.M. Hourani, Inc. (“Tenant”).

First Amendment to Lease, dated August 10, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Leslie Stricke, M.D. and Stanley Kahan, M.D. dba Western Pulmonary Associates Medical Group, J.M. Hourani, Inc. and Abraham M. Ishaaya, M.D. (“Tenant”).

2.                                    Lease, dated January 24, 2003, by and between Cedars LA LLC (“Landlord”) and Stricke and Kahan, Inc. dba Western Pulmonary Associates Medical Group (“Tenant”).

3.                                    Guaranty, dated January 24, 2003, from Leslie Stricke, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    Guaranty, dated January 24, 2003, from Stanley Kahan, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.                                    First Lease Amendment, dated August 9, 2007, by and

between Cedars LA LLC (“Landlord”), Stricke and Kahan, Inc., dba Western Pulmonary Associates Medical Group; and Harry Cynamon, M.D. (“Tenant”).Re:  Adds Cynamon as Tenant.

6.                                    Second Lease Amendment, dated December 6, 2007, by and between Cedars LA LLC (“Landlord”), Stricke and Kahan, Inc., dba Western Pulmonary Associates Medical Group; and Harry Cynamon, M.D., (“Tenant”).

INDEX

Lease

1.                                    Lease, dated March 1, 2005, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).
Re: Ste. 740E.

2.                                    First Lease Amendment, dated December 9, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated February 9, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated March 18, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”),

First Amendment to Lease, dated April 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated January 16, 2008, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”). Re:  Expansion

4.                                    Second Lease Amendment, dated February 12, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated July 1, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D. and Harry A. Cynamon, M.D. (“Tenant”).

Amendment to Lease, dated December 30, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D. and Harry A. Cynamon, M.D. (“Tenant”).

Lease Agreement, dated July 28, 1993 by and between Wright-Carlyle Partners (“Landlord”) and Richard Gold, M.D., Inc. and Philip Levine, M.D. (“Tenant”).

Lease Agreement, dated June 7, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Richard Gold, M.D., Inc. and Philip Levine, M.D. (“Tenant”).

2.                                    Lease, dated October 23, 2001, by and between Cedars LA LLC (“Landlord”) and Richard Gold, M.D., Inc. and Philip Levine, M.D. (“Tenant”).

3.                                    Guaranty, dated October 24, 2001, from Phillip Levine (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    Guaranty, dated October 24, 2001, from Richard Gold, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.                                    First Lease Amendment, dated April 18, 2006, by and between Cedars LA LLC (“Landlord”), Richard Gold, M.D., Inc. and Philip Levine, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated May 6, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Joel D. Feinstein, M.D. (“Tenant”).

Lease Agreement, dated November 15, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Joel D. Feinstein, M.D. (“Tenant”).

Lease Agreement, dated January 21, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Joel D. Feinstein, M.D. and Joseph Loewy, M.D. (“Tenant”), and

First Amendment to Lease, dated December 27, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Joel D. Feinstein, M.D. and Joseph Loewy, M.D. (“Tenant”).

2.                                    Lease, dated August 30 2004, by and between Cedars LA LLC (“Landlord”) and Joel D. Feinstein, M.D. and Joseph Loewy, M.D. (“Tenant”).

INDEX

Lease

3.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated May 30, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”), and

First Amendment to Lease, dated June 11, 2001, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

4.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

5.                                    First Lease Amendment, dated February 12, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Lease, dated June 15, 2005, by and between Cedars LA LLC (“Landlord”) and Alexander Gershman, M.D., Ph.D., P.C. (“Tenant”).

2.         Guaranty, dated June 15, 2005, from Alexander Gershman, M.D., PH.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.         First Lease Amendment, dated March 12, 2010, by and between Cedars LA LLC (“Landlord”) and Alexander Gershman, M.D., A Professional Corporation, originally referred to as “Alexander Gershman, M.D. Ph.D., P.C.” due to a scrivener’s error (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated January 4, 2002, by and between Cedars LA LLC (“Landlord”) and Richard Riggs, M.D. and Jerry Judd Pryde, M.D. (“Tenant”).

Guaranty, dated January 3, 2002, from Jerry Judd Pryde (“Guarantor”) to Cedars LA LLC (“Landlord”).

Guaranty, dated January 3, 2002, from Richard Riggs (“Guarantor”) to Cedars LA LLC (“Landlord”).

Lease Termination Agreement, dated April 21, 2005, by and between Cedars LA LLC (“Landlord”) and Richard Riggs, M.D. and Jerry Judd Pryde, M.D. (“Tenant”).

2.         Lease,  dated April 21, 2005, by and between Cedars LA LLC (“Landlord”) and Richard Riggs, M.D., P.C., Jerry Judd Pryde, M.D., P.C., Shahriar Bamshad, M.D., P.C. and B. Evan Ross, Lac, Dom, P.C. (“Tenant”).

3.         Guaranty, dated April 21, 2005, from B. Evan Ross, LAc, DOM (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         Guaranty, dated April 21, 2005, from Shahriar Bamshad, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.         Guaranty, dated April 21, 2005, Richard Riggs, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

6.         Guaranty, dated April 21, 2005, from Jerry Judd Pryde, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

7.         Confirmation of Lease Term, dated August 26, 2005, by and between Cedars LA LLC (“Landlord”) and Richard Riggs, M.D., P.C., Jerry Judd Pryde, M.D., P.C., Shahriar Bamshad, M.D., P.C. and Evan Ross, LaC, P.C. (“Tenant”). Re: The Commencement Date is August 8, 2005.

8.         First Lease Amendment, dated May 31, 2007, by and between Cedars LA LLC (“Landlord”) and Richard Riggs, M.D., P.C., Jerry Judd Pryde, M.D., P.C. and Shahriar Bamshad, M.D., P.C. (“Tenant”).

INDEX

Lease

1.         Lease, dated February 15, 2005, between Cedars LA LLC (“Landlord”) and Alice Berkowitz, Ph.D. (“Tenant”).

2.         First Lease Amendment and Assumption of Lease, dated March 4, 2010, by and between Cedars LA LLC (“Landlord”) and Alice Berkowitz, PH.D. (“Tenant”).

INDEX

Lease

1.         Lease, dated September 15, 2004, by and between Cedars LA LLC (“Landlord”) and Robert Eitches, M.D. (“Tenant”).

2.         First Lease Amendment, dated January 25, 2005, by and between Cedars LA LLC (“Landlord”) and Robert Eitches, M.D. (“Tenant”).

INDEX

Lease

1.         Lease, dated September 26, 2003, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.         First Lease Amendment, dated August 27, 2008, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 27, 1978, by and between Medical Office Buildings, Ltd. (“Landlord”) and H. Leon Brooks, M.D. (“Tenant”).

Lease Agreement, dated August 3, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Tower Orthopaedics (“Tenant”).

Lease Agreement, dated August 28, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Tower Orthopaedics (“Tenant”).

Guaranty, dated August 27, 1998, from Robert A. Audell, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated August 27, 1998, from H. Leon Brooks, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Termination of Lease, dated October 1, 2003, by and between Cedars LA LLC (“Landlord”) and Tower Orthopaedics (“Tenant”).

2.         Lease, dated June 26, 2003, by and between Cedars LA LLC (“Landlord”) and Robert Audell, M.D., Sam Bakshian, M.D. and Mehrdad Ganjianpour, M.D. (“Tenant”).

3.         First Lease Amendment, dated April 28, 2005, by and between Cedars LA LLC (“Landlord”), Robert Audell, M.D., Sam Bakshian, M.D. and Mehrdad Ganjianpour, M.D. (“Original Tenant”) and Behnam Massaband, D.P.M. (“New Tenant”).

4.         Second Lease Amendment, dated January 17, 2006, by and between Cedars LA LLC (“Landlord”) and Behnam Massaband, D.P.M. (“Tenant”).

5.         Third Lease Amendment, dated July 14, 2008, by and between Cedars LA LLC (“Landlord”) and Behnam Massaband, D.P.M. (“Tenant”).

INDEX

Lease

1.         Lease, dated April 1, 2005, by and between Cedars LA LLC (“Landlord”) and Ryan F. Osborne, M.D., Inc. (“Tenant”).

2.         Guaranty, dated April 1, 2005, from Ryan F. Osborne, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.         Letter – Notification of Tenant’s Intent to Extend Lease, dated October 12, 2005, from Ryan F. Osborne, M.D. to Matt Demello, R.A., FMA, Cedars Sinai, Medical Office Towers.

4.         First Lease Amendment, dated January 13, 2006, by and between Cedars LA LLC (“Landlord”) and Ryan F. Osborne, M.D., Inc. (“Tenant”).

5.         Assignment and Assumption of Leases for 625E, Consent for 625E and Second Amendments to Leases for 625E and 945E, dated October 1, 2007, by and among Cedars LA LLC (“Landlord”) Eugene G. Flaum, M.D. (“Tenant”) and Ryan F. Osborne, M.D. (“Assignee”). -COPY –Original in 601170, Ste. 625.

6.         Third Lease Amendment to Leases for 625E and 945E, dated August 14, 2009, by and between Cedars LA LLC (“Landlord”) and Ryan F. Osborne, M.D., Inc. (“Tenant”).  -COPY –Original in 601170, Ste. 625.

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 1997, by and between Hub LA Limited Partnership by M&P Partners Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated November 30, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.         Lease, dated October 26, 2001, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.         First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated July 28, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Sherman Zieve, D.D.S. (“Tenant”).

2.         Lease, dated July 27, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Sherman Zieve, D.D.S. (“Tenant”).

3.         First Lease Amendment, dated January 26, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Sherman Zieve, D.D.S (“Tenant”).

4.         Second Lease Amendment, dated February 9, 2009, by and between Cedars LA LLC (“Landlord”) and Sherman Zieve, D.D.S. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated April 15, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Edward Share, M.D. and Jerome Goldwasser, M.D. (“Tenant”).

First Amendment to Lease, dated March 10, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Edward Share, M.D. and Jerome Goldwasser, M.D. (“Tenant”).

2.                                    Lease, dated June 15, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Edward Share, M.D., Jerome Goldwasser, M.D., and Graham Woolf, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated August 30, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Edward Share, M.D. and Graham Woolf, M.D. (“Tenant”).

4.                                    Assignment, Assumption and Second Amendment of Lease and Landlord Consent, dated September 17, 2008, by and between Cedars LA LLC (“Landlord”), Edward Share, M.D. (“Share”), Graham Woolf, M.D., and together with Share, (“Assignor”), and Siamak Tabib, M.D. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated August 28, 2006, by and between Cedars LA LLC (“Landlord”) and Donna Gallik, M.D. and Walter Kerwin, M.D. (“Tenant”).

2.                                    Guaranty, dated August 28, 2006, from Donna Gallik, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.                                    Lease, dated September 15, 2005 by and between Cedars LA LLC (“Landlord”) and Cameron Adams, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated October 16, 1989, by and between Wright-Carlyle Partners (“Landlord”) and Asher Kimchi, M.D. and Raphael Reisfeld, M.D. (“Tenant”).  Re: Suite1080W.

Termination of Lease, dated December 2, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Asher Kimchi, M.D. (“Tenant”). Re: Suite 1080W.

Lease Agreement, dated November 8, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Asher Kimchi, M.D. (“Tenant”).

Lease Agreement, dated December 15, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Asher Kimchi, M.D. (“Tenant”).

2.                                    Lease Agreement, dated January 16, 2003 by and between Cedars LA LLC (“Landlord”) and Asher Kimchi, M.D. (“Tenant”).

3.                                    First Amendment to Lease, dated October 20, 2006, by and between Cedars LA LLC (“Landlord”) and Asher Kimchi, M.D. (“Tenant”).

4.                                    Second Amendment to Lease, dated July 23, 2009, by and between Cedars LA LLC (“Landlord”) and Asher Kimchi, M.D. (“Tenant”).

5.                                    Renewal Letter, dated June 10, 2010, from Asher Kimchi, M.D. (“Tenant”) to Matt DeMello, Reit Management & Research LLC (“Landlord”).  Re:  Exercise of option to renew for a term of one (1) year.

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated January 4, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Allan S. Lew, M.D. (“Tenant”),

Lease Assignment, Assumption and Consent Agreement, dated March 24, 1995, by and between Wright-Carlyle Partners (“Landlord”), Allan S. Lew, M.D. (“Assignor”) and Allan S. Lew, M.D. and Mehran Khorsandi, M.D.

Lease Agreement, dated August 20, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Allan S. Lew, M.D. (“Tenant”).

2.                                    Lease, dated March 26, 2003, by and between Hub LA Limited Partnership (“Landlord”) and Allan S. Lew, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated October 14, 2008, by and between Cedars LA LLC (“Landlord”) and Allan S. Lew, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated July 28, 1986, by and between Wright-Carlyle Partners (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

Lease Agreement, dated March 11, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

Lease Agreement, dated April 1, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

Lease Agreement, dated January 26, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

Lease Agreement, dated January 27, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

2.                                    Lease, dated December 17, 2002 by and between Cedars LA LLC (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated December 6, 2007, by and between Cedars LA LLC (“Landlord”) and Brian P. Mekelburg M.D. (“Tenant”).

4.                                    Second Lease Amendment, dated November 5, 2008, by and between Cedars LA LLC (“Landlord”) and Brian P. Mekelburg, M.D. (“Tenant”).

5.                                    Renewal Letter Notice, dated September 29, 2009, from Brian P. Mekelburg, MD (“Tenant”) to Matt DeMello, Reit Management & Research LLC (“Landlord”). – COPY

6.                                    Rent Letter, dated April 29, 2010, from Matt Demello, RPA, FMA, Property Manager, Cedars Sinai (“Landlord”) agreed and accepted by Brian P. Mekelburg, M.D. (“Tenant”).

7.                                    Renewal Letter Notice, dated September 29, 2010, from Brian P. Mekelburg, MD (“Tenant”) to Matt DeMello, Reit Management & Research LLC (“Landlord”). – COPY

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated December 1, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Edward Y. Liu, M.D. and Randy S. Harris, M.D. (“Tenant”)

Lease Agreement, dated April 5, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Edward Liu, M.D. and Judith Reichman, M.D. (“Tenant”).

2.                                    Lease, dated June 20, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Edward Liu, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated April 27, 2005, Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Edward Liu, M.D. (“Tenant”).

4.                                    Assignment, Assumption and Second Amendment of Lease and Landlord Consent, dated June 11, 2010, by and between Cedars LA LLC (“Landlord”) Edward Liu, M.D. (“Existing Tenant”), and Cedars-Sinai Medical Care Foundation (“New Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated November 22, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Uri P. Peles, M.D. (“Tenant”).

2.                                    Lease, dated June 15, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Uri P. Peles, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated October 14, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Uri P. Peles, M.D. (“Tenant”).

4.                                    Second Lease Amendment, dated March 2, 2010, by and between Cedars LA LLC (“Landlord”) and Uri P. Peles, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated October 2, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Jane Kauffman, M.D. (“Tenant”).

2.                                    Lease, dated January 13, 2003, by and between Cedars LA LLC (“Landlord”) and Jane Kauffman, M.D. (“Tenant”).

3.                                    Guaranty, dated January 14, 2003, from Jane Kauffman, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    First Lease Amendment, dated August 18, 2008, by and between Cedars LA LLC (“Landlord”) and Jane Y. Kauffman, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated August 15, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Stanley Josephs, M.D., Inc. & Alexander Angerman, M.D., Inc. (“Tenant”).

Lease Agreement, dated October 19, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Stanley Josephs, M.D., Inc. & Alexander Angerman, M.D., Inc. (“Tenant”).

2.         Lease, dated May 4, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Alexander Angerman, M.D., Inc., Stanley Josephs, M.D., Inc. and Robert M. Wilson, M.D. (“Tenant”).

3.         Guaranty, dated May 5, 1998, from Alexander Angerman, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.         Guaranty, dated May 5, 1998, from Robert M. Wilson, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

5.         Guaranty, dated May 5, 1998, from Stanley Josephs, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

6.         First Amendment to Lease, dated July 18, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Alexander Angerman, M.D., Inc., Robert M. Wilson, M.D. and David Pechman, M.D.(“Tenant”).

7.         Second Amendment to Lease, dated July 6, 2001, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Alexander Angerman, M.D., Inc., Robert M. Wilson, M.D. and David Pechman, M.D. (“Tenant”).

8.         Third Lease Amendment, dated August 11, 2004, by and between Cedars LA LLC (“Landlord”) and Alexander Angerman, M.D., Inc., Robert M. Wilson, M.D. and David Pechman, M.D.(“Tenant”).

9.         Fourth Lease Amendment, dated April 22, 2009, by and between Cedars LA LLC (“Landlord”) and Alexander Angerman, M.D., Inc., Robert M. Wilson, M.D., Inc. and David Pechman, M.D. (together with Angerman and Wilson, “Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 24, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Lewis Wyatt, Jr., M.D., Inc. (“Tenant”),

Guaranty, dated March 24, 1998, from Lewis Wyatt, Jr. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.         Lease, dated February 7, 2003, by and between Cedars LA LLC (“Landlord”) and Lewis Wyatt, Jr., M.D., Inc. (“Tenant”).

3.         Guaranty, dated February 8, 2003, from Lewis Wyatt, Jr., (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         First Lease,Amendment, dated November 10, 2005, by and between Cedars LA LLC (“Landlord”) and Lewis Wyatt, Jr., M.D., Inc. (“Tenant”).

5.         Second Lease Amendment, dated May 28, 2010, by and between Cedars LA LLC (“Landlord”) and Lewis Wyatt, Jr., M.D., Inc. (“Tenant”).

INDEX

Lease

1.         Lease, dated September 15, 2005, by and between Cedars LA LLC (“Landlord”) and Donald Henderson, M.D., Joy S. Feld, M.D., and Tanyech P. Walford, M.D., Inc. (“Tenant”).

2.         Guaranty, dated September 15, 2005, from Tanyech P. Walford, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 19, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Michael Neumann, M.D. (“Tenant”).

2.         Lease, dated January, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Michael Neumann, M.D. (“Tenant”).

3.         Guaranty, dated March 23, 2000, from Michael Neumann, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

4.         First Amendment to Lease, dated August 10, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Michael Neumann, M.D. (“Tenant”).

5.         Second Lease Amendment, dated October 12, 2005, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership   (“Landlord”) and Michael Neumann, M.D. (“Tenant”).

6.         Third Lease Amendment, dated April 23, 2007, by and between Cedars LA LLC (“Landlord”) and Michael Neumann, M.D. (“Tenant”).

7.         Termination Letter Notice, dated April 15, 2010, from Dr. Michael Neumann to Cedars LA LLC (“Landlord”).  –COPY

8.         Termination Letter Notice, dated October 6, 2010, from Dr. Michael Neumann to Cedars LA LLC (“Landlord”).  –COPY

INDEX

Lease

1.         Lease, dated March 30, 2005, by and between Cedars LA LLC (“Landlord”) and Kiarash Michel, M.D., Robert Sanford, M.D., and Fred Kuyt, M.D. (“Tenant”).

2.         First Lease Amendment, dated August 15, 2005 by and between Cedars LA LLC (“Landlord”) and Kiarash Michel, M.D., Robert Sanford, M.D., and Fred Kuyt, M.D. (“Tenant”).

INDEX

Lease

1.         Lease of Parking Spaces, dated June 12, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.         Lease of Storage Space, dated June 30, 2007, by and between Cedars LA LLC (“Landlord”) and Super Care, Inc. (“Tenant”).

2.         Rent Letter, dated May 15, 2009, from Matt DeMello, Vice President, Reit Management & Research LLC, agreed and accepted by Continental Hospital Supply Corporation on behalf of Super Care Inc.  Re: Notice of rent adjustment.

INDEX

Lease

1.         Lease, undated, by and between Cedars LA LLC (“Lessor”) and AD Walls, LLC (“Lessee”).

2.         Letter Agreement, June 20, 2001, from Louis A. Monti, Sullivan & Worcester LLP agreed and accepted by Jeffrey D. Zimmerman, Vice President, Ad Walls, LLC.  Re: Changed pages of lease.

Cedars Sinai I (West)
8635 West Third St., Los Angeles, CA

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Settlement Agreement and Mutual Release, dated April 30, 2002, by and between Cedars-Sinai Medical Center, Tower Hematology-Oncology Medical Group, Cedars LA, LLC, Salick Health Care, Inc., and Comprehensive Cancer Centers, Inc.

Mutual Release Agreement (Suites 1W, 150W and 180W), dated June 14, 2004, by and between Cedars-Sinai Medical Center and Cedars LA LLC.

2.                                    Lease, dated June, 2004, by and between Cedars LA LLC (“Landlord”) and Tower Urology, Inc. (“Tenant”).

3.                                    Guaranty, dated June 14, 2004, from Arnold Cinman, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    Guaranty, dated June 14, 2004, from Stuart Holden, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.                                    Guaranty, dated June 14, 2004, from Gary E. Leach, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

6.                                    Guaranty, dated June 14, 2004, from Sharon Mee, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

7.                                    Guaranty, dated June 14, 2004, from Stephen Sacks, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

8.                                    Guaranty, dated June 15, 2004, from Dudley Danoff, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

9.                                    Guaranty, dated June 15, 2004, from Norman Nemoy, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

10.                            Guaranty, dated September 20, 2007, from Matthew Bui, M.D., Ph.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

11.                            Guaranty, dated May 27, 2009, from Christopher NG, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease, dated January 17, 2001, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Care Center (“Tenant”).

2.                                    Lease, dated June 3, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Center (“Tenant”).

3.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated November 29, 1986, by and between Wright-Carlyle Partners, which is the successor in interest to Howard S. Wright Development Co. (“Landlord”) and Arthur B. Schlachtman, D.D.S., “(Tenant”).

Lease Agreement, dated August 29, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Arthur B. Schlachtman, D.D.S., “(Tenant”).

Lease, dated July 3, 1997, by and between Hub LA Limited Partnership, by M&P Partners Limited Partnership(“Landlord”)  and Arthur B. Schlachtman, D.D.S. (“Tenant”)

2.                                    Lease, dated March 26, 2002, by and between Cedars LA LLC (“Landlord”) and Arthur B. Schlachtman, D.D.S. (“Tenant”).

3.                                    First Lease Amendment, dated March 1, 2007, by and between Cedars LA LLC (“Landlord”) and Arthur B. Schlachtman, D.D.S. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated February 6, 2002, by and between Cedars LA LLC (“Landlord”) and Denis Weintraub, D.D.S. (“Tenant”).

2.                                    First Lease Amendment, dated August 28, 2007, by and between Cedars LA LLC (“Landlord”) and Denis Weintraub, D.D.S. (“Tenant”).

3.                                    Assignment, Assumption and Second Amendment of Lease and Landlord Consent, dated January 30, 2008, by and between Cedars LA LLC (“Landlord’), Denis Weintrab, D.D.S. (“Assignor”) and Michelle Kelman, D.D.S. (“Assignee”).

4.                                    Guaranty, dated January 30, 2008, from Aron Kelman (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.                                    Third Lease Amendment, dated June 30, 2009, by and between Cedars LA LLC (“Landlord”) and Michelle Kelman, D.D.S. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

One Year Lease Extension, dated January 19, 1993, by and between Wright-Carlyle Partners (“Landlord) and Aviva Biederman, M.D. (“Tenant).           Re: Ste. 880W.

Lease, dated June 2, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Aviva Biederman, M.D. (“Tenant”). Re: Ste. 880W.

Lease, dated December 5, 1995, by and between Wright-Carlyle Partners (“Landlord) and Aviva Biederman, M.D. (“Tenant).  Re: Ste. 880W.

Lease, dated October __ 1997, by and between Hub LA Limited Partnership, (“Landlord”) and Aviva Biederman, M.D. (“Tenant”).  Re: Ste. 880W.

First Amendment to Lease, dated October 1, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Aviva Biederman, M.D. (“Tenant”).  Re: Ste. 880W.

2.                                    Lease, dated July 30, 2003, by and between Cedars LA LLC (“Landlord”) and Aviva Biederman, M.D. (“Tenant”).  Re: Ste 260W

3.                                    First Lease Amendment, dated April 5, 2010, by and between Cedars LA LLC (“Landlord”) and Aviva Biederman, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Assignment and Assumption of Lease / Consent to Assignment, dated June 12, 1985, by and between Wright-Carlyle Partners, (“Landlord”), William C. To, M.D., (“Assignor”) and William C. To, M.D., Inc., (“Assignee”).

 Amendment to and Renewal of Lease, dated November 1, 1987;

Lease, dated February 2, 1993, by and between Wright-Carlyle Partners, (“Landlord”) and William C. To, M.D., Inc. (“Tenant”).

Lease Agreement, dated May 6, 1998, by and between Hub LA Limited Partnership (“Landlord”) and William C. To, M.D., Inc. (“Tenant”).

Guaranty, dated May 7, 1998, from William C. To (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.                                    Lease, dated December 19, 2002, by and between Cedars LA LLC (“Landlord”) and William C. To (“Tenant”).

3.                                    Guaranty, dated December 20, 2002, from William C. To, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    First Lease Amendment, dated April 17, 2008, by and between Cedars LA LLC (“Landlord”) and William C. To, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated January 9, 1997, by and between Wright-Carlyle Partners (“Landlord”), and Cedars-Sinai Medical Center (“Tenant”).

Lease, dated February 26, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated April 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated November 8, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated August 27, 2008 by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease, dated October 16, 1990, by and between Wright-Carlyle Partners (“Landlord”) and Arie Robert Schwartz, M.D. (“Tenant”).

Amendment to Lease, dated April 23, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Arie Robert Schwartz, M.D. (“Tenant”).

Lease, July 25, 1995 by and between Wright-Carlyle Partners (“Landlord”) and Arie Robert Schwartz, M.D. (“Tenant”).

Lease Agreement, dated August 26, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Arie Robert Schwartz, M.D. (“Tenant”).

2.                                    Lease, dated April 1, 2003, by and between Cedars LA LLC (“Landlord”) and Arie Robert Schwartz, M.D. (“Tenant”).

3.                                    First Lease Amendment , dated May 8, 2008, by and between Cedars LA LLC (“Landlord”) and Arie Robert Schwartz, M.D. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated May 30, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Lease Agreement, dated July 3, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Marshal P. Fichman, M.D. (“Tenant”).

 Lease Agreement, dated February 25, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Marshal P. Fichman, M.D. (“Tenant”).

2.                                    Lease, dated November 14, 2001, by and between Cedars LA LLC (“Landlord”) and Marshal P. Fichman, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated March 21, 2007, by and between Cedars LA LLC (“Landlord”) and Marshal P. Fichman, M.D. (“Tenant”).

INDEX

Lease

1.         Lease Agreement, dated March 26, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

Lease Agreement, dated June 30, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

2.         Lease, dated January 7, 2003, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

3.         First Lease Amendment, dated March 10, 2008, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

INDEX

Lease

1.         Lease Agreement, dated November 17, 1997, by and between Hub LA Limited Partnership (“Landlord”) and SMMPP, Inc. (“Tenant”).

2.         Guaranty, dated November 17, 1997, from Herbert Maeda (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

3.         Consent to Assignment and Assumption of Lease and Modification of Lease, dated December 1999, by and between Hub LA Limited Partnership (“Landlord”), SMMPP, Inc. (“Tenant”) and Los Angeles ProCare Pharmacy, Inc. (“Assignee”).

4.         Second Amendment to Lease Agreement, dated March 5, 2002, by and between Hub LA Limited Partnership (“Landlord”) and Los Angeles ProCare Pharmacy, Inc. (“Tenant”).

5.         Lease Renewal Letter, dated February 2, 2005, by Dino M. DeThomas, Vice President, Los Angeles ProCare Pharmacy, Inc., electing to exercise the renewal option for an additional two year period.

6.         Third Lease Amendment, dated March 28, 2007, by and between Cedars LA LL, successor in interest to Hub LA Limited Partnership (“Landlord”) and Los Angeles ProCare Pharmacy, Inc. (“Tenant”).

7.         Consent to Merger and Assumption of Lease, dated October 24, 2007, by and between Cedars LA LLC (“Landlord”), Los Angeles Procare Pharmacy Inc. (“Tenant”) and Procare Pharmacy, L.L.C. (“Assignee”).

8.         Guaranty, dated October 24, 2007, from CVS Caremark Corporation (“Guarantor”) to Cedars LA LLC (“Landlord”).

9.         Notice of Renewal, dated April 28, 2010, from Abbey L. Smith, ProCare Pharmacy, LLC to Cedars LA, LLC. Re:  Exercise of renewal option for three (3) years. –COPY

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated October 29, 1985, by and between Wright-Carlyle Partners, successor in interest to Howard S. Wright Development Co. (“Landlord”) and Yzhar Charuzi, M.D. (“Tenant”).

Amendment to and Renewal of Lease, dated November 30, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Yzhar Charuzi, M.D. (“Tenant”).

Lease Agreement, dated October 2, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Yzhar Charuzi, M.D. (“Tenant”).

Amendment to Lease, dated January 9, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Yzhar Charuzi, M.D. (“Tenant”).

2.         Lease, dated April 20, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Yzhar Charuzi, M.D. (“Tenant”).

3.         First Lease Amendment, dated January 31, 2005, by and between Cedars LA LLC (“Landlord”) and Yzhar Charuzi, M.D. (existing “Tenant”) and CV Nuclear, LLC (additional “Tenant”).

4.         Second Lease Amendment, dated June 21, 2005, by and between Cedars LA LLC (“Landlord”), Yzhar Charuzi, M.D. and CV Nuclear, LLC (collectively “Tenant”).

5.         Third Lease Amendment, dated September 30, 2009, by and between Cedars LA LLC (“Landlord”), Yzhar Charuzi, M.D. and CV Nuclear, LLC (collectively “Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 15, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Jonathan I. Macy, M.D., Inc. (“Tenant”).

2.         Lease, dated May 25, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Jonathan I. Macy, M.D., Inc. (“Tenant”).

3.         Guaranty, dated May 26, 2000, from Jonathan I. Macy, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         First Lease Amendment, dated September 18, 2006, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Jonathan I. Macy, M.D., Inc. (“Tenant”).

5.         Second Lease Amendment, dated August 22, 2008, by and between Cedars LA LLC (“Landlord”) and Jonathan I. Macy, M.D., Inc. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated September 3, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Joanne E. Low, M.D. (“Tenant”).

Amendment to Lease, dated December 3, 1996, by and between Wright Carlyle Partners (Landlord”) and Joanne E. Low, M.D. (“Tenant”).

Second Amendment to Lease Agreement, dated September 20, 2007, by and between Wright Carlyle Partners (“Landlord”) and Joanne E. Low, M.D. (“Tenant”).

2.         Lease, dated August 27, 2002, by and between Cedars LA LLC (“Landlord”) and Joanne E. Low, M.D. (“Tenant”).

3.         First Lease Amendment, dated November 30, 2005, by and between Cedars LA LLC (“Landlord”) and Joanne E. Low, M.D. (“Tenant”).

4.         Second Lease Amendment, dated September 20, 2007, by and between Cedars LA LLC (“Landlord”) and Joanne E. Low, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated January 21, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Hriyr Yeganian, d.b.a. Harry’s Gift and Snack Shop (“Tenant”).

2.         Lease, dated May 1, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Harry Yeganian, as trustee of the Yeganian Family Trust and Gilda Brongilda Yeganian, as trustee of the Yeganian Family Trust (“Tenant”).

3.         First Amendment to Lease, dated January 30, 2001, by and between Hub LA Limited Partnership (“Landlord”) and Harry Yeganian, as trustee of the Yeganian Family Trust and Gilda Brongilda Yeganian, as trustee of the Yeganian Family Trust (“Tenant”).

4.         Second Lease Amendment, dated February 7, 2005, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”), Harry Yeganian & Gilda Brongilda Yeganian (“Original Tenant) and Cindy Hyun Ju Cho and Bon H. Cho (“New Tenant”).

5.         Assignment, Assumption and Third Amendment of Lease and Landlord Consent, dated August 31, 2009, by and between Cedars LA LLC (“Landlord”), Cindy Hyun Ju Cho, Bon H. Cho (“Existing Tenant”) and Jooshin Kim (“New Tenant”).

INDEX

Lease

1.         Lease, dated December 3, 2001, by and between Cedars LA LLC (“Landlord”), and American Eye Institute (“Tenant”).

2.         Guaranty, dated December 4, 2001, from Ezra Maguen (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.         Guaranty, dated December 4, 2001, from James Salz (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         Guaranty, dated December 4, 2001, from Kristin Nesburn (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.         Guaranty, dated December 4, 2001, from Lawrence Schwartz (“Guarantor”) to Cedars LA LLC (“Landlord”).

6.         First Lease Amendment, dated May 31, 2005, by and between Cedars LA LLC (“Landlord”) and American Eye Institute (“Tenant”).

7.         Second Lease Amendment, dated July 19, 2010, by and between Cedars LA LLC (“Landlord”) and American Eye Institute (“Tenant”).

INDEX

Lease

1.         Lease, dated September 16, 2005, by and between Cedars LA LLC, (“Landlord”) and Kent W. Small, M.D. (“Tenant”).

2.         Guaranty, dated September 16, 2005, from Kent W. Small M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.         First Lease Amendment, dated October 29, 2010, by and between Cedars LA LLC, (“Landlord”) and Kent W. Small, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease, dated February 2000, by and between Hub LA Limited Partnership (“Landlord”) and Hart Cohen, M.D. (“Tenant”).

2.         Lease, dated November 5, 2003, by and between Cedars LA LLC, (“Landlord”) and Hart Cohen, M.D., (“Tenant”).

3.         First Lease Amendment, dated February 17, 2008, by and between Cedars LA LLC (“Landlord”) and Hart Cohen, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated February 1, 1988, by and between Wright-Carlyle Partners (“Landlord”) and Philip A. Yalowitz, M.D. (“Tenant”).

Lease Agreement, dated April 29, 1993, by and between Wright-Carlyle Partners (“Landlord”) and Dr. Philip A. Yalowitz, M.D. and Jay J. Stein, M.D. (“Tenant”)

First Amendment to Lease, dated May 4, 1998, by and between Wright-Carlyle Partners (“Landlord”) and Dr. Philip A. Yalowitz, M.D. and Jay J. Stein, M.D. (“Tenant”).

2.                                    Guaranty, dated May 20, 2001, from Jay J. Stein, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    Guaranty, dated May 20, 2001, from Philip A. Yalowitz, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    Lease Agreement, dated May 21, 2001, by and between Cedars LA LLC (“Landlord”) and Philip A. Yalowitz, M.D. and Jay J. Stein, M.D. (“Tenant”).

5.                                    First Lease Amendment, dated March 31, 2004, by and between Cedars LA LLC (“Landlord”) and Philip A. Yalowitz, M.D. and Jay J. Stein, M.D. (“Tenant”).

6.                                    Second Lease Amendment and Assignment of Lease, dated December 6, 2007, by and between Cedars LA LLC (“Landlord”), Philip A. Yalowitz, M.D., Jay J. Stein, M.D. (“Tenant”) and Jay J. Stein, M.D. (“Assignee”).

7.                                    Renewal Letter, dated June 22, 2009, from Jay J. Stein, M.D., F.A.C.S. to Mr. Matt DeMello, Reit Management & Research LLC.  Re: Exercising one-year renewal option.

8.                                    Renewal Letter, dated June 14, 2010, from Jay J. Stein, M.D., F.A.C.S. to Mr. Matt DeMello, Reit

Management & Research LLC.  Re: Exercising one-year renewal option.  –COPY

INDEX

Lease

1.                                    Lease, dated November 1, 2002, by and between Cedars LA LLC (“Landlord”) and Joel Scherr, R.P.T. (“Tenant”).

2.                                    Guaranty, dated November 1, 2002, from Joel Scherr, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    Extension Letter, dated March 29, 2007, from Joel Z. Scherr, R.P.T., Inc. Re: Notice of exercise option to extend lease for additional five (5) years.

INDEX

Lease

1.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated February 10, 1993, by and between Wright-Carlyle  Brothers (“Landlord”) and Beverly Nephrology Medical Group; Makoff, Mittleman and Graham; and Michael M. Levine, M.D. (“Tenant”).

Amendment to 485W Lease / Option to Renew Lease, dated February 26, 1993 by and between Wright-Carlyle Partners, (“Landlord”) Beverly Nephrology Medical Group; Makoff, Mittleman and Graham; and Michael M. Levine, M.D. (“Tenant”).

Lease Assignment, Assumption and Consent Agreement, dated December 1, 1995, by and between Wright-Carlyle Partners, (“Landlord”) Beverly Nephrology Medical Group (“Assignor”) and Cedars-Sinai Medical Care Foundation (“Assignee”).

Lease, dated April 14, 1998, by and between Hub LA Limited Partnership, (“Landlord”) and Makoff, Mittleman, Graham and Levine (“Tenant”).

Guaranty, dated April 14, 1998, from Stephen Graham, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated April 14, 1998, from Michael Levine, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated April 14, 1998, from Joel Mittleman. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated April 14, 1998, from Dwight Makoff, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

First Amendment to Lease, dated June 1, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Makoff, Mittleman, Graham and Levine (“Tenant”).

2.                                    Lease Agreement, dated January 28, 2003, by and between Cedars LA LLC, (“Landlord”) and Makoff, Mittleman, Graham and Levine (“Tenant”).

3.                                    First Lease Amendment, dated May 28, 2008, by and between Cedars LA LLC (“Landlord”) and Makoff, Mittleman, Graham, Levine, Karimi and Barathan (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Limited Term Tenancy Agreement, dated May 2, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated June 3, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated June 1, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Amendment to Lease, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Lease Agreement, dated January 20, 2009, by and between Cedars LA LLC (“Landlord”) and DVA Renal Healthcare, Inc. (“Tenant”).

2.                                    Guaranty, dated January 20, 2009, from Davita Inc. (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated January 4, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Michael Delmont, D.D.S. (“Tenant”).

Lease, dated December 29, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Michael Delmont, D.D.S. (“Tenant”).

2.                                    Lease, dated November 6, 2003, by and between Cedars LA LLC, (“Landlord”) and Michael Delmont, D.D.S. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Month to Month Tenancy Agreement, dated January 30, 1995, by and between Wright-Carlyle Partners(“Landlord”) and Richard Gill, John Pill and Chuck Millar(“Tenant”).

Month to Month Tenancy Agreement, dated September 6, 1995, by and between Wright-Carlyle Partners(“Landlord”) and CARDIOSCAN, INC. and Millar Lab Service(“Tenant”).

Lease Agreement, dated June 28, 1996, by and between Wright-Carlyle Partners (“Landlord”) and CARDIOSCAN, INC. (“Tenant”).

First Amendment to Lease, dated May 25, 1999, by and between Wright-Carlyle Partners (“Landlord”) and CARDIOSCAN, INC. (“Tenant”).

2.                                    Lease, dated March 26, 2001, by and between Cedars LA LLC, (“Landlord”), and CARDIOSCAN, INC. (“Tenant”).

3.                                    Guaranty, dated March 27, 2001, from Jason Kay (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    Assignment and Assumption of Lease and Landlord Consent, dated September 20, 2001, by and between Cedars LA LLC, (“Landlord”), CARDIOSCAN, INC. (“Assignor”) and Cardio Diagnostic Imaging, Inc. (“Tenant”).

5.                                    Guaranty, dated September 25, 2001, from Michael Lee (“Guarantor”) to Cedars LA LLC (“Landlord”).

6.                                    First Lease Amendment, dated March 27, 2006, by and between Cedars LA LLC, (“Landlord”), and Cardio Diagnostic Imaging, Inc. (“Tenant”).

7.                                    Guaranty, dated March 27, 2006, from Matt Shannon (“Guarantor”) to Cedars LA LLC (“Landlord”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated February 11, 1994, by and between Wright-Carlyle Partners, (“Landlord”), and Cedars-Sinai Medical Center, (“Tenant”).

Lease Agreement, dated July 28, 1994, by and between Wright-Carlyle Partners, (“Landlord”), and Cedars-Sinai Medical Center, (“Tenant”).

Termination of Lease, dated August 8, 1994, by and between Wright-Carlyle Partners, (“Landlord”), and Cedars-Sinai Medical Center, (“Tenant”).

Lease, dated June 1, 1999, by and between Hub LA Limited Partnership, (“Landlord”) and Cedars-Sinai Medical Center, (“Tenant”).

2.         Lease, dated May 30, 2002, by and between Cedars LA LLC, (“Landlord”), and Cedars-Sinai Medical Center, (“Tenant”).

3.         First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC, (“Landlord”), and Cedars-Sinai Medical Center, (“Tenant”).

INDEX

Lease

1.         Lease, dated May 27, 2004, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.         First Lease Amendment, dated February 12, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX
Lease

6.         Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated August 20, 1990, by and between Wright-Carlyle Partners (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

Amendment to Lease, dated January 24, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

Amendment to Lease, dated April 23, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

Lease Agreement, dated May 25, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

Termination of Lease, dated May 27, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

7.         Lease Agreement, dated June 8, 2001, by and between Cedars LA LLC (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

8.         First Lease Amendment, dated June 1, 2006, by and between Cedars LA LLC (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

9.         Second Lease Amendment, dated May 8, 2007, by and between Cedars LA LLC (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

10.       Third Lease Amendment, dated April 30, 2008, by and between Cedars LA LLC (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

11.       Fourth Lease Amendment, dated June 29, 2009, by and between Cedars LA LLC (“Landlord”) and Gail N. Jackson, M.D. (“Tenant”).

12.       Extension Letter Notice, dated September 4, 2009, from Gail N. Jackson, MD to Matt DeMello, Property

Manager, Cedars LALL.    Re: Exercise of option to extend lease for additional one (1) year.  –COPY

INDEX

Lease

1.         Lease, dated February, 2005, by and between Cedars LA LLC (“Landlord”) and Paul Barkopoulos, M.D., M.P.H. (“Tenant”).

2.         First Lease Amendment, dated March 22, 2010, by and between Cedars LA LLC (“Landlord”) and Paul Barkopoulos, M.D., M.P.H. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Assignment and Assumption of Lease, dated August 1, 1984, by and between Wright-Carlyle Partners (“Landlord”), Lazarus/Tisherman, A Medical Corporation, (“Assignor”) and Sanford A. Tisherman, M.D. (“Assignee”).

Amendment to and Renewal of Lease, dated November 13, 1984; by and between Wright-Carlyle Partners (“Landlord”) and Maurice L. Lazarus, M.D. and Sanford A. Tisherman, M.D. (“Tenant”).

Consent to Assignment, dated October 18, 1985, by Wright-Carlyle Partners (“Landlord”).

Lease Agreement, dated June 15, 1990, by and between Wright-Carlyle Partners (“Landlord”) and Sanford A. Tisherman, M.D. (“Tenant”).

Amendment to Lease, dated April 23, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Sanford A. Tisherman, M.D. (“Tenant”).

Amendment to Lease II, dated February 10, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Sanford A. Tisherman, M.D. (“Tenant”).

Lease Agreement, dated August 8, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Sanford Tisherman, M.D. and Paul Hackmeyer, M.D. (“Tenant”).

First Amendment, dated September 29, 1998, by and between Wright-Carlyle Partners (“Landlord”) and Sanford Tisherman, M.D. and Paul Hackmeyer, M.D. (“Tenant”).

2.         Lease, dated October 29, 2001, by and between Cedars LA LLC (“Landlord”) and Paul Hackmeyer, M.D. and Sanford Tisherman, M.D. (“Tenant”).

3.         First Lease Amendment, dated March 27, 2006, by and between Cedars LA LLC (“Landlord”) and Paul Hackmeyer, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease, dated January 21, 1999, by and between Hub LA Limited Partnership, (“Landlord”) and Mehran Khorsandi, M.D. (“Tenant”).

2.         Lease, dated October 16, 2003, by and between Cedars LA LLC (“Landlord”) and Mehran Khorsandi, M.D. (“Tenant”).

3.         First Lease Amendment dated November 25, 2008 by and between Cedars LA LLC (“Landlord”) and Mehran Khorsandi, M.D. (“Tenant”).

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated October 23, 1985, by and between Wright-Carlyle Partners (“Landlord”)and Jay N. Schapira, M.D(“Tenant”).

Lease Agreement, dated February 1, 1990, by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 785W.

Lease Agreement, dated June 11, 1990 by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 750W.

Amendment to Lease, dated June 11, 1990 by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 750W.

Lease Agreement, dated May 20, 1994 by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 750W.

Amendment to Lease II, dated October 28, 1994 by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).            Re:  Ste. 785W.

Lease Agreement, dated June 29, 1995; by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 750W.

Amendment to Lease, dated august 28, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 750W.

Termination of Lease, dated August 28, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).           Re:   Ste. 785W.

2.         Lease, dated June 3, 2002, by and between Cedars LA LLC (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”).  Re:  Ste. 750W

3.         First Lease Amendment, dated June 15, 2007, by and between Cedars LA LLC (“Landlord”) and Jay N. Schapira, M.D. (“Tenant”). Re: Ste. 750W

INDEX

Lease

1.         Historical Lease Data Kept for Reference Purposes

Lease, dated May 5, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Termination of Lease, dated December 14, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated November 15, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Alan E. Shapiro, M.D. (“Tenant”).

Guaranty, dated November 16, 1998, from Alan E. Shapiro (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.         Lease Agreement, dated October 16, 2003, by and between Cedars LA LLC, (“Landlord”) and Alan Shapiro, M.D. (“Tenant”).

3.         Guaranty, dated October 17, 2003, from Alan Shapiro (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.         First Lease Amendment, dated January 5, 2009, by and between Cedars LA LLC (“Landlord”) and Alan E. Shapiro, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 2, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment, dated February 2, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated October 28, 2001, by and between Cedars LA LLC(“Landlord”) and Cedars-Sinai Medical Care (“Tenant”).

3.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated March 25, 1986, by and between Wright-Carlyle Partners (“Landlord”) and Eliot Corday, M.D., APC, Stephen Corday, M.D., APC, & J. Kevin Drury, M.D. (“Tenant”).

Six Month Lease Extension, dated December 24, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Eliot Corday, M.D., APC, Stephen Corday, M.D. (“Tenant”).

Lease Agreement, dated June 25, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Eliot Corday, M.D., APC, Stephen Corday, M.D., APC (“Tenant”).  Re:  Ste. 790W

Lease Agreement, dated June 25, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Eliot Corday, M.D., APC, Stephen Corday, M.D., APC (“Tenant”).  Re:  Ste. 780W.

Lease Agreement dated October, 1997, by and between Hub LA Limited Partnership (“Landlord”) and Eliot Corday, M.D. and Stephen Corday, M.D. (“Tenant”).  Re:  Ste. 790W.

Guaranty, dated October, 1997, from Eliot Corday, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated October, 1997, from Stephen Corday, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.                                    Lease, dated April 22, 2002, by and between Cedars LA LLC (“Landlord”) and Stephen Corday, M.D. (“Tenant”).  Re:  Ste. 790W

3.                                    Guaranty, dated April 23, 2002, from Stephen Corday, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    First Lease Amendment, dated August 13, 2007, by and between Cedars LA LLC (“Landlord”) and Stephen R. Corday, M.D. (“Tenant”).

INDEX

Lease

1.            Lease, dated July 1, 2005, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).  Re: Ste. 795W.

2.            First Lease Amendment, dated December 9, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement dated January 4, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Carole Jordan-Harris, M.D. (“Tenant”).

2.                                    Lease Agreement, dated July 30, 2003, by and between Cedars LA LLC (“Landlord”) and Carole Jordan-Harris, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated August 6, 2008 by and between Cedars LA LLC (“Landlord”) and Carole Jordan-Harris, M.D. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated June 9, 2000, by and between Hub LA Limited Partnership, (“Landlord”) and Lawrence M. Richman, M.D. (“Tenant”).

2.                                    Declaration by Landlord and Tenant as to Commencement Date, executed January 9, 2001, by and between Cedars LA LLC (“Landlord”) and Lawrence M. Richman, M.D. (“Tenant”).  Re:  Commencement date occurred January 1, 2001 and the Original Term will expire January 31, 2006.

3.                                    First Lease Amendment, dated April 22, 2005, by and between Cedars LA LLC, (“Landlord”) and Lawrence M. Richman, M.D. (“Tenant”).

4.                                    Second Lease Amendment, dated June 24, 2010, by and between Cedars LA LLC, (“Landlord”) and Lawrence M. Richman, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease, dated July 15, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Stephen J. Shapiro, M.D., and Leo A. Gordon, M.D. (“Tenant”).

2.                                    Lease, dated July 12, 2001, by and between Cedars LA LLC(“Landlord”) and Stephen J. Shapiro, M.D., Donald M. Nortman, M.D., Jay Marks, M.D., and Jeremy Korman, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated December 13, 2006, by and between Cedars LA LLC(“Landlord”) and Donald M. Nortman, M.D., Rachel Berkowitz, Ph.D., M.A., M.F.C.C., and Massoud Agahi, M.D. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated December 29, 2000, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

2.                                    First Lease Amendment, dated January 6, 2005, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

3.                                    Second Lease Amendment, dated May 24, 2010, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

INDEX

Lease

1.                                    Lease, dated December 18, 2001, by and between Cedars LA LLC (“Landlord”) and SNP Enterprises, Inc. (“Tenant”).

2.                                    Guaranty, dated December 19, 2001, from Natheput Sridharan (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    Guaranty, dated December 19, 2001, from Pam Sridharan (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    First Lease Amendment, dated June 29, 2006, by and between Cedars LA LLC (“Landlord”) and SNP Enterprises, Inc. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated August 13, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Lease, dated August 30, 2004, by and between Cedars LA LLC (“Landlord”) and Irene Barnett, M.D. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated November 30, 2004, by and between Cedars LA LLC (“Landlord”) and Richard S. Horowitz, M.D. (“Tenant”).

2.                                    First Lease Amendment, dated June 7, 2006, by and between Cedars LA LLC (“Landlord”) and Richard S. Horowitz, M.D. (“Tenant”).

INDEX

Lease

1.            Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated August 11, 1986, by and between Wright-Carlyle Partners (“Landlord”) and Jeffrey F. Caren, M.D., Inc. (“Tenant”).

Lease Agreement, dated February 3, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Jeffrey F. Caren, M.D., Inc. (“Tenant”).

Lease Agreement, dated October 9, 1996, by and between Wright-Carlyle Partners, (“Landlord”), and Jeffrey F. Caren, M.D., Inc., d/b/a Cor Medical Group.

2.            Lease Agreement, dated July 13, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cor Medical Group (“Tenant”).

3.            First Lease Amendment, dated June 7, 2006, by and between Cedars LA LLC, (“Landlord”) and Cor Medical Group (“Tenant”).

4.            Guaranty, dated June 7, 2006, from Jeffrey F. Caren, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.            Guaranty, dated June 7, 2006, from Mark K. Urman M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

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Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated September 9, 1985, by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D., and David R. Fleisher, M.D. (“Tenant”).

Lease Agreement, dated July 1, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D., and Harry A. Cynamon, M.D. (“Tenant”).

First Amendment to Lease, dated December 30, 1992,  by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D., and Harry A. Cynamon, M.D. (“Tenant”).

Lease Agreement, dated December 6, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D., and Harry A. Cynamon, M.D. (“Tenant”).  Re: 960

Termination of Lease, dated February 28, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Edward J. Feldman, M.D., and Harry A. Cynamon, M.D. (“Tenant”).  Re: 960

Lease Agreement, dated November 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Edward J. Feldman, M.D., and Harry A. Cynamon, M.D. (“Tenant”).

Guaranty, dated November 23, 1999, from Edward J. Feldman, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.                                    Lease Agreement, dated January 23, 2003, by and between Cedars LA LLC (‘Landlord”) and Harry A. Cynamon, M.D., and Edward J. Feldman, M.D. (“Tenant”).

3.                                    Guaranty, dated January 24, 2003, from Edward J. Feldman, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

4.                                    Assignment of and First Amendment to Lease, dated December 31, 2007, by and between (i) Cedars LA LLC (‘Landlord”), (ii) Edward J. Feldman, M.D. (iii) Gil

Y. Melmed, M.D. (“Tenant”), and Harry A. Cynamon, M.D. (“Assignor”).

5.                                    Guaranty, dated December 31, 2007, from Gil Y. Melmed, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

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Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease, dated January 30, 1980, by and between Wright-Carlyle Partners, (“Landlord”) and Myles J. Cohen, M.D. (“Tenant”).

Lease, dated June 18, 1990, by and between Wright-Carlyle Partners, (“Landlord”) and Myles J. Cohen, M.D. (“Tenant”).

Lease, dated December 30, 1993, by and between Wright-Carlyle Partners, (“Landlord”) and Myles J. Cohen, M.D. (“Tenant”).

Lease Assignment, Assumption and Consent Agreement, dated September 18, 1995, by Wright-Carlyle Partners, (“Landlord”).

Consent to Assignment, dated September 18, 1995, by and between Myles J. Cohen, M.D. (“Assignor”) and Cedars Sinai Medical Care Foundation (“Assignee”).

Guaranty, dated August 18, 1999, from Robert N. Wolfe, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated August 18, 1999, from Andrew S. Wachtel, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

Guaranty, dated August 18, 1999, from Andrea T. Feinberg, M.D. (“Guarantor”) to Hub LA Limited Partnership (“Landlord”).

2.                                    Lease Agreement, dated August 23, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Wolfe, Wachtel, Feinberg, Inc. (“Tenant”).

3.                                    First Lease Amendment, dated March 30, 2005, by and between Cedars LA LLC (“Landlord”) and Wolfe, Wachtel, Feinberg Medical Group. (“Tenant”).

4.                                    Guaranty, dated as of the Expansion Effective date, from Roy Artal, M.D. (“Guarantor”) to Cedars LA LLC (“Landlord”).

5.                                    Assignment, Assumption and Second Amendment of Lease and Landlord Consent, dated September 17, 2008 by and between Cedars LA LLC (“Landlord”), Wolfe, Wachtel, Feinberg Medical Group (“Assignor”) and Robert N. Wolfe, M.D., Andrew S. Wachtel, M.D. and Roy Artal, M.D., Inc. (“Assignee”).

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Lease

1.                                    Lease Agreement dated October 28, 2008 by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Lease, dated December 17, 2001, by and between Cedars LA LLC (“Landlord”) and Robert J. McKenna, Jr., M.D. (“Tenant”).

2.                                    Guaranty, dated December 18, 2001, from Robert J. McKenna, Jr., M.D.  (“Guarantor”) to Cedars LA LLC (“Landlord”).

3.                                    First Lease Amendment, dated June 14, 2005, by and between Cedars LA LLC (“Landlord”) and Robert J. McKenna, Jr., M.D. (“Tenant”).

INDEX

Lease

1.            Historical Lease Data Kept for Reference Purposes

Limited Term Tenancy Agreement, dated July 1, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Save A Heart Foundation (“Tenant”). Re: Suite 1020E.

Limited Term Tenancy Agreement, dated February 16, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Save A Heart Foundation (“Tenant”). Re:  Suite 1020E.

Limited Term Tenancy Agreement, dated May 20, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Save A Heart Foundation (“Tenant”). Re:  Suite 985W

2.            Limited Term Tenancy Agreement, dated March 4, 1997, by and between Wright-Carlyle Partners (“Landlord”) and Save A Heart Foundation (“Tenant”).  Re:  Ste. 985W

3.            First Amendment to Lease, dated March 3, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Save A Heart Foundation (“Tenant”).

4.            Second Amendment to Lease, dated November 20, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Save A Heart Foundation (“Tenant”).

5.            Third Amendment to Lease, dated January, 2000, by and between Hub LA Limited Partnership (“Landlord”) and Save A Heart Foundation (“Tenant”).

6.            Fourth Amendment to Lease, dated February 15, 2001, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Save A Heart Foundation (“Tenant”).

7.            Fifth Amendment to Lease, dated February 19, 2002, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

8.            Sixth Amendment to Lease, dated January 3, 2003, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

9.            Seventh Amendment to Lease, dated December 11, 2003, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

10.           Eighth Amendment to Lease, dated April 12, 2005, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

11.           Ninth Amendment to Lease, dated March 8, 2006, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

12.           Tenth Amendment to Lease, dated February 21, 2007, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

13.           Eleventh Amendment to Lease, dated January 30, 2008, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

14.           Twelfth Amendment to Lease, dated February 19, 2009, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

15.           Thirteenth Amendment to Lease, dated February 19, 2010, by and between Cedars LA LLC (“Landlord”) and Save A Heart Foundation (“Tenant”).

INDEX

Lease

1.                                    Lease, dated March 5, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

2.                                    First Lease Amendment, dated February 6, 2004, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

3.                                    Second Lease Amendment, dated January 30, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Care Foundation (“Tenant”).

INDEX

Subleases

1.                                    Sublease, dated November 9, 1999, by and between Cedars-Sinai Medical Care Foundation (“Sublessor”) and Cedars-Sinai Medical Center (“Sublessee”).

2.                                    Consent to Sublease Agreement, dated February 11, 2000, by and between Hub LA Limited Partnership (“Landlord”) Cedars-Sinai Medical Care Foundation (“Tenant”) and Cedars-Sinai Medical Center (“Subtenant”). COPY

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease, dated June 8, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated May 30, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated March 19, 2007, by and between Cedars La LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated October 23, 1985, by and between Wright-Carlyle Partners, (“Landlord”), and Michael H. Weiss, M.D. and Robert M. Davidson, M.D., (“Tenant”).

Lease Agreement, dated June 19, 1990, by and between Wright-Carlyle Partners, (“Landlord”), and Michael H. Weiss, M.D. and Robert M. Davidson, M.D., (“Tenant”).

Amendment to Lease, dated July 23, 1991, by and between Wright-Carlyle Partners, (“Landlord”), and Michael H. Weiss, M.D. and Robert M. Davidson, M.D., (“Tenant”).

Amendment to Lease II, dated January 8, 1992, by and between Wright-Carlyle Partners, (“Landlord”), and Michael H. Weiss, M.D. and Robert M. Davidson, M.D., (“Tenant”).

Amendment to Lease III, dated March 9, 1992, by and between Wright-Carlyle Partners, (“Landlord”), and Michael H. Weiss, M.D. and Robert M. Davidson, M.D., (“Tenant”).

Lease Assignment, Assumption and Consent Agreement, dated June 7, 1994, by and between Wright-Carlyle Partners, (“Landlord”), Michael H. Weiss, M.D. and Robert M. Davidson, M.D., (“Assignor”) and Michael H. Weiss, M.D., Robert M. Davidson, M.D., and J. Kevin Drury, M.D. (“Assignee”).

2.                                    Lease, dated October 11, 2001, by and between Cedars LA LLC, (“Landlord”), and Michael H. Weiss, M.D., Robert M. Davidson, M.D., and J. Kevin Drury, M.D., (“Tenant”).

3.                                    First Lease Amendment, dated February 23, 2004, by and between Cedars LA LLC, (“Landlord”), Michael H. Weiss, M.D., Robert M. Davidson, M.D., and J. Kevin Drury, M.D. and together with Davidson (“Tenant”).

4.                                    Second Lease Amendment, dated August 13, 2007, by and between Cedars LA LLC, (“Landlord”), Robert M. Davidson, M.D., J. Kevin Drury, M.D., and Kirk Chang, M.D. (“Tenant”).

INDEX

Lease

1.                                    Lease, dated March 19, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated October 23, 1985, by and between Wright-Carlyle Partners, (“Landlord”), and Wm. V. Ofman, Ph.D., Esther Benton, Ph.D., La Wanda Katzman, Ph.D., & Paul R. Yates, Ph.D. (“Tenant”).

Lease Agreement, dated June 11, 1990, by and between Wright-Carlyle Partners, (“Landlord”) and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D. (“Tenant”).

Amendment to Lease, undated, by and between Wright-Carlyle Partners, (“Landlord”) and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D. (“Tenant”).

Amendment to Lease, dated April 23, 1991, by and between Wright-Carlyle Partners, (“Landlord”) and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D. (“Tenant”).

Amendment to Lease, dated February 10, 1992, by and between Wright-Carlyle Partners, (“Landlord”) and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D. (“Tenant”).

Lease Agreement, dated February 1, 1996, by and between Wright-Carlyle Partners, (“Landlord”) and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D. (“Tenant”).

2.                                    Lease, dated January 23, 2002, by and between Cedars LA LLC, (“Landlord”), and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D. (“Tenant”).

3.                                    First Lease Amendment, dated May 23, 2007, by and between Cedars LA LLC, (“Landlord”), and William V. Ofman, Ph.D. and Paul R. Yates, Ph.D., (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Limited Term Tenancy Agreement, dated March 1, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease Agreement, dated July 18, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

Lease, dated May 3, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

2.                                    Lease, dated August 19, 2002, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Lease Amendment, dated February 12, 2009, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated November 27, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Jeffrey Schaeffer, Ph.D. (“Tenant”).

Termination of Lease, dated August 23, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Jeffrey Schaeffer, Ph.D. (“Tenant”).

Lease Agreement, dated August 23, 1994, by and between Wright-Carlyle Partners, (“Landlord”), and Daniel M. Rovner, M.D. and Jeffrey Schaeffer, Ph.D. (“Tenant”).

2.                                    Lease, dated February 25, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Daniel M. Rovner, M.D. and Jeffrey Schaeffer, Ph.D. (“Tenant”).

3.                                    First Lease Amendment, dated July 28, 2004, by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”), and Daniel M. Rovner, M.D. and Jeffrey Schaeffer, Ph.D., (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated November 12, 1992, by and between Wright-Carlyle Partners (“Landlord”) and Joel A. Aronowitz, M.D. (“Tenant”).

Amendment, Assignment and Assumption of Lease and Landlord Consent, dated February 12, 1998, by and between Hub LA Limited Partnership, successor in interest to Wright-Carlyle Partners (“Landlord”) and Joel A. Aronowitz, M.D. (“Assignor”) and Casey Stengel (“Assignee”).

Second Amendment to Lease, dated November 20, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Casey Stengel (“Tenant”).

2.                                    Lease Agreement, dated February 16, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Joel A. Aronowitz., M.D. (“Tenant”).

3.                                    First Lease Amendment, dated August 4, 2008 by and between Cedars LA LLC, successor in interest to Hub LA Limited Partnership (“Landlord”) and Joel A. Aronowitz, M.D. (“Tenant”).

INDEX

Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease, dated February 28, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

First Amendment to Lease, dated April 22, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).  Re:  Lease dated February 28, 1999.

First Amendment to Lease, dated October, 1999, by and between Hub LA Limited Partnership (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).  Re:  Lease dated February 28, 1999.

2.                                    Lease, dated October 29, 2001, by and between Cedars LA LLC (“Landlord”)  and Cedars-Sinai Medical Center (“Tenant”).

3.                                    First Amendment, dated July 27, 2006, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

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Lease

1.                                    Lease, dated November 1, 2002, by and between Cedars LA LLC (“Landlord”) and Hrayr Shahinian, M.D. (“Tenant”).

2.                                    Declaration by Landlord and Tenant as to Commencement Date, executed June 4, 2003, by Jennifer Clark, Senior Vice President, Cedars LA LLC (“Landlord”) and Hrayr Shahinian, M.D. (“Tenant”).  Re:  Commencement Date occurred June 1, 2003, and the Original Term will expire on August 31, 2008.

3.                                    First Amendment to Lease Agreement, dated January 24, 2008, by and between Cedars LA LLC (“Landlord”) and Hrayr Shahinian, M.D. (“Tenant”).

4.                                    Second Lease Amendment, dated May 18, 2009, by and between Cedars LA LLC (“Landlord”) and Hrayr Shahinian, M.D. (“Tenant”).

5.                                    Notice of Renewal, dated March 31, 2010, from Hrayr K. Shahinian, MD, FACS, Director Skullbase Institute to Matt DeMello, Regional Vice President, Cedars Sinai Medical Office Towers.  Re:  Notice of renewal for one (1) year. -COPY

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Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Limited Term Tenancy Agreement, dated May 30, 1995, by and between Wright-Carlyle Partners (“Landlord”) and Tower Infectious Diseases Medical Associates, Inc. (“Tenant”).  Re:  Temporary space - Ste. 1024E

Month to Month Tenancy Agreement, dated May 21, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Tower Infectious Diseases Medical Associates, Inc. (“Tenant”).   Re:  Temporary Space - Ste. 1001E

Note:  Although these documents are dated after the current lease, they have terminated.

2.                                    Lease Agreement, dated June 14, 1994, by and between Wright-Carlyle Partners (“Landlord”) and Uman, Zakowski, Ruane, Medical Associates, Inc. (“Tenant”).

3.                                    First Amendment to Lease, dated November 6, 2000, by and between Hub LA Limited Partnership, successor in interest to Wright-Carlyle Partners (“Landlord”) and Tower Infectious Diseases Medical Associates, Inc., successor in interest Uman, Zakowski, Ruane, Medical Associates, Inc. (“Tenant”).

4.                                    Second Lease Amendment, dated August 24, 2005, by and between Cedars LA LLC, successor in interest to Wright-Carlyle Partners (“Landlord”) and Tower Infectious Diseases Medical Associates, Inc. (“Tenant”).

5.                                    Third Lease Amendment, dated August 4, 2006, by and between Cedars LA LLC (“Landlord”) and Tower Infectious Diseases Medical Associates, Inc (“Tenant”).

6.                                    Fourth Lease Amendment dated September 17, 2008, by and between Cedars LA LLC (“Landlord”) and Tower Infectious Diseases Medical Associates Inc. (“Tenant”).  Re: Relocation from Ste. 1015E at Cedars I to Ste. 1180W at Cedars II.

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Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Amendment to and Renewal of Lease, dated January 31, 1986, by and between Wright-Carlyle Partners (“Landlord”) and Irving Posalski, M.D., (“Tenant”).

Lease Agreement, dated November 4, 1991, by and between Wright-Carlyle Partners (“Landlord”) and Irving Posalski, M.D., (“Tenant”).

Lease Agreement, dated March 30, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Irving Posalski, M.D. and Robert Fishbach, M.D., (“Tenant”).

Lease, dated May 4, 1998, by and between Hub LA Limited Partnership (“Landlord”) and Irving Posalski, M.D. and Ronald Fishbach, M.D. (“Tenant”).

2.                                    Lease, dated June 8, 2001, by and between Cedars LA LLC (“Landlord”) and Irving Posalski, M.D. (“Tenant”).

3.                                    First Lease Amendment, dated April 26, 2006, by and between Cedars LA LLC (“Landlord”) and Irving Posalski, M.D. (“Tenant”).

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Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Lease Agreement, dated June 6, 1996, by and between Wright-Carlyle Partners (“Landlord”) and Heart Center of Los Angeles (“Tenant”).

2.                                    Lease, dated February 21, 2002, by and between Cedars LA LLC (“Landlord”) and Heart Center of Los Angeles (“Tenant”).

3.                                    Assignment and Assumption of Lease and Landlord Consent, dated May 4, 2003, by and between Cedars LA LLC (“Landlord”) and Heart Center of Los Angeles (“Assignor”) and Cardiovascular Medical Group of Southern California (Assignee”).

4.                                    First Amendment to Lease, dated August 1, 2003, by and between Cedars LA LLC (“Landlord”) and Cardiovascular Medical Group of Southern California (“Tenant”).

5.                                    Second Lease Amendment, dated January 31, 2005, by and between Cedars LA LLC (“Landlord”) and Cardiovascular Medical Group of Southern California (“Tenant”).

6.                                    Third Lease Amendment, dated December 17, 2009, by and between Cedars LA LLC (“Landlord”) and Cardiovascular Medical Group of Southern California (“Tenant”).

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Lease

1.                                    Historical Lease Data Kept for Reference Purposes

Fedex Placement Agreement, dated May 9, 2007, by and between Cedars LA LLC (“Owner”) and Federal Express Corporation (“Fedex”). -COPY

Fedex Placement Agreement, dated March 7, 2008, by and between Cedars LA LLC (“Owner”) and Federal Express Corporation (“Fedex”). -COPY

2.                                    Fedex Placement Agreement, dated February 5, 2009, by and between Cedars LA LLC (“Owner”) and Federal Express Corporation (“Fedex”). -COPY

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Lease

2.                                    Lease of Parking Spaces, dated June 12, 2007, by and between Cedars LA LLC (“Landlord”) and Cedars-Sinai Medical Center (“Tenant”).

SCHEDULE C

Form of Deed

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention:  Jennifer B. Clark, Esq.

GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Grantor”), hereby GRANTS to HUB LA LIMITED PARTNERSHIP, a Delaware limited partnership (“Grantee”) that certain real property located in the County of Los Angeles, State of California and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”), together with Grantor’s reversionary interest in all improvements located thereon and all rights, privileges, easements and appurtenances of Grantor appertaining to the Property and all right, title and interest of Grantor in, to and under adjoining streets, rights of way and easements.

IN WITNESS WHEREOF, Grantor has caused its duly authorized representatives to execute this instrument as of the date hereinafter written.

DATED:  May        , 1997

GRANTOR:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:
Name:
Title:

STATE OF                         )

COUNTY OF                                     )

On May 9, 1997, before me                             , Notary Public in and for said State, personally appeared                                        , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public, State of

EXHIBIT A

(see attached document)

SCHEDULE D

State Specific Provisions

Natural Hazard Disclosures.  As used herein, the term “Natural Hazard Area” shall mean those areas identified as natural hazard areas or natural hazards in the Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4 and 51183.5, and California Public Resources Code Sections 2621.9, 2694 and 4136, and any successor statutes or laws (the “Act”).  The Purchaser  hereby acknowledges that, prior to the execution of this Agreement, the Purchaser has had access to all maps and other information made available to the public by government agencies, the Seller has fully and completely fulfilled its disclosure obligations with respect to the Act and the Seller is fully and completely discharged from any further disclosure obligations under the Act.  The Purchaser acknowledges and agrees that nothing contained herein releases the Purchaser from its obligation to fully investigate and satisfy itself with the condition of the Property prior to the date hereof, including, without limitation, whether the Property is located in any Natural Hazard Area.  The Purchaser further acknowledges and agrees that matters may change on or prior to the Closing and that the Seller has no obligation to update, modify or supplement any information.  The Purchaser is solely responsible for all disclosures to subsequent prospective purchasers of the Property.